                                                                   EXHIBIT 10.59

                                 LOAN AGREEMENT


                          Dated as of October __, 1997


                                 by and between



                                G&L HAMPDEN, LLC
                                 (as Borrower)

                                      and


                        NOMURA ASSET CAPITAL CORPORATION
                                  (as Lender)

                               TABLE OF CONTENTS

                                                                                          Page
 ARTICLE I                CERTAIN DEFINITIONS...........................................   1
        Section 1.1.  Definitions.......................................................   1

 ARTICLE II               GENERAL TERMS.................................................  38
        Section 2.1       Amount of the Loan............................................  38
        Section 2.2       Use of Proceeds...............................................  38
        Section 2.3       Security for the Loan.........................................  38
        Section 2.4       Borrower's Note...............................................  38
        Section 2.5       Principal and Interest Payments...............................  39
        Section 2.6       Prepayment....................................................  41
        Section 2.7       Application of Payments.......................................  42
        Section 2.8       Payment of Debt Service, Method and Place of Payment..........  42
        Section 2.9       Taxes.........................................................  42
        Section 2.10      Defeasance Requirements.......................................  42
        Section 2.11      Central Cash Management.......................................  45
        Section 2.12      Security Agreement............................................  53
        Section 2.13      Securitization................................................  55
        Section 2.14      Supplemental Mortgage Affidavits..............................  57

 ARTICLE III              CONDITIONS PRECEDENT..........................................  58
        Section 3.1       Conditions Precedent to the Making of the Loan................  58
        Section 3.2       Required Deliveries Prior to Termination of Post-Closing
                  Period................................................................  63
        Section 3.4       Required Deliveries Prior to Stabilization Date...............  66
        Section 3.5       Form of Loan Documents and Related Matters....................  67

 ARTICLE IV               REPRESENTATIONS AND WARRANTIES................................  67
        Section 4.1       Representations and Warranties of Borrower....................  67
        Section 4.2.      Survival of Representations and Warranties....................  80

 ARTICLE V                AFFIRMATIVE COVENANTS.........................................  81
        Section 5.1       Borrower Covenants............................................  81

 ARTICLE VI               NEGATIVE COVENANTS............................................  98
        Section 6.1       Borrower Negative Covenants...................................  98

 ARTICLE VII              DEFAULTS...................................................... 101
        Section 7.1       Event of Default.............................................. 101
        Section 7.2       Remedies...................................................... 105

                                                                                          Page
        Section 7.3       Remedies Cumulative........................................... 106
        Section 7.4       Lender's Right to Perform..................................... 107

 ARTICLE VIII             MISCELLANEOUS................................................. 107
        Section 8.1       Survival...................................................... 107
        Section 8.2       Lender's Discretion........................................... 107
        Section 8.3       Governing Law................................................. 108
        Section 8.4       Modification, Waiver in Writing............................... 109
        Section 8.5       Delay Not a Waiver............................................ 109
        Section 8.6       Notices....................................................... 109
        SECTION 8.7       TRIAL BY JURY................................................. 110
        Section 8.8       Headings...................................................... 111
        Section 8.9       Assignment.................................................... 111
        Section 8.10      Severability.................................................. 111
        Section 8.11      Preferences................................................... 111
        Section 8.12      Waiver of Notice.............................................. 111
        Section 8.13      Remedies of Borrower.......................................... 112
        Section 8.14      Exculpation................................................... 112
        Section 8.15      Exhibits Incorporated......................................... 114
        Section 8.16      Offsets, Counterclaims and Defenses........................... 114
        Section 8.17      No Joint Venture or Partnership............................... 114
        Section 8.18      Waiver of Marshalling of Assets Defense....................... 114
        Section 8.19      Waiver of Counterclaim........................................ 115
        Section 8.20      Conflict; Construction of Documents........................... 115
        Section 8.21      Brokers and Financial Advisors................................ 115
        Section 8.22      Counterparts.................................................. 115
        Section 8.23      Estoppel Certificates......................................... 115
        Section 8.24      Payment of Expenses........................................... 116
        Section 8.25      Bankruptcy Waiver............................................. 116
        Section 8.26      Entire Agreement.............................................. 117
        Section 8.27      Dissemination of Information.................................. 117
        Section 8.28      Limitation of Interest........................................ 117
        Section 8.29      Indemnification............................................... 118
        Section 8.30      Borrower Acknowledgments...................................... 119
        Section 8.31      Publicity..................................................... 119
        Section 8.32      Recalculation of Loan Amount.................................. 119
        Section 8.33      Cross Collateralization....................................... 120
        Section 8.34      REIT Status................................................... 121


                                    EXHIBITS


Exhibit A -   Operating Expense Certificate

Exhibit B -   Additional Definitions

Exhibit C -   Capital Improvements and Repair and Environmental Remediation
               Exhibit

Exhibit D -   Underwriting NOI Criteria

                                                                            Page
                                                                            ----
                                   SCHEDULES

Schedule 4.1(al)(ix) -  Audits

                                 LOAN AGREEMENT

          THIS LOAN AGREEMENT, made as of October __, 1997, is by and between NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having an address at Two World Financial Center, Building B, New York, New York 10281-1198,
Attention: Raymond Anthony, Telefax Number (212) 667-1666, (together, with its successors and assigns, "Lender"), and G&L HAMPDEN, LLC, a Delaware limited
                         ------
liability company with an address of 435 North Bedford Drive, First Floor, Beverly Hills, California 90210, Attention: Mark H. Hamermesh, Telefax Number:
(310) 248-2222 (the "Borrower").
                     --------

                                    RECITALS

          WHEREAS, Borrower desires to obtain a loan (the "Loan") from Lender in
                                                           ----
the principal amount of $6,000,000 (the "Loan Amount");
                                         -----------

          WHEREAS, Lender is willing to make the Loan on the condition that Borrower joins in the execution and delivery of this Agreement which shall establish the terms and conditions of the Loan; and

          WHEREAS, Lender and Borrower contemplate that all or any portion of Lender's interest in the Loan and the Loan Documents may be assigned, in whole or in part, by Lender to another Person, including, without limitation, to a trustee on behalf of security holders in connection with a Securitization.

          NOW, THEREFORE, in consideration of the making of the Loan by Lender, and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

            Section 1.1.  Definitions .  For all purposes of this Agreement:
                          ------------

            (a) the capitalized terms defined in this Article I have the
                                                      ---------
meanings assigned to them in this Article I, and include the plural as well as
                                  ---------
the singular;

            (b) all accounting terms have the meanings assigned to them in accordance with GAAP;

            (c) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and

            (d)  the following terms have the following meanings:

            "Account Collateral" has the meaning provided in Section 2.12(a).
             ------------------                              ------- -------

            "Accounts" means all of the Accounts defined and described in the
             --------
Mortgages.

            "Accrued Interest" has the meaning provided in Section 2.5(e).
             ----------------                              ------- ------

            "Actual Prepayment Amount" has the meaning provided in Section
             ------------------------                              -------
8.32(c).
-------

            "Adjusted Net Operating Income" means for any Facility, for any
             -----------------------------
period, the Net Operating Income for such period reduced by (i) the Capital Reserve Amount, pro rated for the applicable period, (ii) only prior to the Permitted License Transfer, annual base management fees, pro rated for the applicable period, equal to the greater of (y) actual base management fees paid pursuant to the Management Agreement and (z) five percent (5%) of Gross Revenues, (iii) an amount necessary to reflect a minimum annual vacancy factor pro rated for the applicable period, equal to the greater of (a) the actual vacancy for the Facility and (b) five percent (5%) of Gross Revenues and (iv) such other adjustment reasonably determined by Lender in accordance with its underwriting standards (including without limitation, adjustments for any financing costs in connection with any receivables financing). Notwithstanding the foregoing part of this definition of "Adjusted Net Operating Income" to the
                                          -----------------------------
contrary, if the period for which Adjusted Net Operating Income is being calculated includes periods prior to the Closing Date, Adjusted Net Operating Income shall be calculated for such period based on the applicable pro rata portion of Base Adjusted NOI.

            "Advisor" means Nomura Securities International, Inc.
             -------

            "Affiliate" of any specified Person means any other Person
             ---------
controlling, controlled by or under common control with such specified Person. For the purposes of this Agreement, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controls", "controlling" and "controlled" have the meanings correlative to the foregoing.

            "Agreement" means this Loan Agreement, as the same may from time to
             ---------
time hereafter be modified, supplemented or amended.

            "Allocated Loan Amount" means the portion of the Loan Amount
             ---------------------
allocated to each Facility as set forth on Exhibit B hereto, as such amounts
                                           ---------
shall be adjusted from time to time as hereinafter set forth. Upon each adjustment in the amount of Principal Indebtedness due to either (i) a regular monthly payment of principal pursuant to Section 2.5(c), (ii) a prepayment of
                                         --------------
principal pursuant to Section 2.6(c) or (iii) a payment of Excess Cash Flow
                      -------------
pursuant to Section 2.6(a), each Allocated Loan Amount shall be decreased by an
            --------------
amount equal to the product of (i) the amount of such principal payment and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the total of all Allocated Loan Amounts (prior to the adjustment in question). Notwithstanding the foregoing sentence to the contrary, when the Principal Indebtedness is reduced as a result of Lender's receipt of proceeds with respect to a Taking or casualty affecting one hundred percent (100%) of a Facility, the Allocated Loan Amount for such Facility with respect to which the proceeds were received shall, at Lender's sole discretion, be reduced to zero (such Allocated Loan Amount prior to reduction being referred to as the "Withdrawn Allocated
                                                         -------------------
Amount"), and each other Allocated Loan Amount shall, if the Withdrawn Allocated
------
Amount exceeds the proceeds (such excess being referred to as the "Proceeds
                                                                   --------
Deficiency"), be increased by an amount equal to the product of (1) the Proceeds
----------
Deficiency and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Withdrawn Allocated Amount. The Allocated Loan Amount for each Facility shall be increased as determined by Lender in the event Lender makes any future advances to Borrower pursuant to that certain side letter of even date herewith; provided, however, Lender may in its sole discretion recalculate each Allocated Loan Amount on the Stabilization Date.

            "Annual Operating Budget" means an annual budget for the operations
             -----------------------
of the Facilities (broken down on a month-by-month basis and a Facility-by-Facility basis) prepared and submitted by Borrower to Lender for the period from the Closing Date until December 31, 1997. Thereafter, Borrower shall only be required to submit such a budget to Lender on and after the Optional Prepayment Date and on each December 1 thereafter for each succeeding calendar year, all in form and substance reasonably satisfactory to Lender and as reasonably approved by Lender, as the same shall be amended by Borrower from time to time, with Lender's written consent. Lender's approval shall be deemed given if Lender does not respond to Borrower's proposed budget within thirty (30) days of Lender's receipt thereof.

            "Appraisals" means the appraisals, if any, with respect to any
             ----------
Facility delivered to and approved by Lender in connection with the Loan and any more recent appraisal of any Facility delivered to Lender or Lender's servicer, as applicable, each made by an Appraiser at the request of Borrower or Lender, as any of the same may be updated by recertification from time to time (and pursuant to the terms of this Agreement) by the Appraiser performing such Appraisal.

            "Appraiser" means any Independent appraiser selected by Borrower,
             ---------
and Institute with a national practice and who has at least ten (10) years experience with real estate of the same type and in the geographic area of the relevant Facility to be appraised or (ii) otherwise acceptable to Lender.

            "Appurtenant Rights" means all the Appurtenant Rights defined and
             ------------------
described in the Mortgages.

            "Assignment of Agreements" means, with respect to the Facility, a
             ------------------------
first priority Assignment of Agreements Affecting Real Estate, in form and substance satisfactory to Lender, dated as of the Closing Date, from Borrower, as assignor, to Lender, as assignee, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto and "Assignments of Agreements" means all such
                                     -------------------------
documents collectively.

            "Assignment of Leases" means, with respect to each Facility, a first
             --------------------
priority Assignment of Leases and Rents, in form and substance satisfactory to Lender, dated as of the Closing Date from the Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's right, title and interest in and to the Leases and the Rents with respect to such Facility as security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto and "Assignments of Leases" means all such instruments collectively.
 ---------------------

            "Base Adjusted NOI" means the amount(s) shown on Exhibit B.
             -----------------                               ---------

            "Base Payment" has the meaning provided in Section 2.5(c).
             ------------                              ------- ------

            "Basic Carrying Costs" means the following costs with respect to
             --------------------
each Facility: (i) real property taxes, assessments and Impositions (including, without limitation, any payments due under any ground lease and any ground rents) applicable to such Facility; and (ii) insurance premiums for policies of insurance required or permitted to be maintained by Borrower and/or Operator pursuant to this Agreement, the Operator Lease or the other Loan Documents.

            "Basic Carrying Costs Monthly Installment" means, with respect to
             ----------------------------------------
all of the Facilities, Lender's reasonable and good faith estimate of one-twelfth (1/12th) of the sum of the annual amounts of all of the relevant Basic Carrying Costs (provided, that Lender may calculate reasonably and in good faith the monthly amount to assure that funds are reserved in sufficient amounts to enable the payment of all Impositions, including, without limitation, taxes and insurance premiums thirty (30) days prior to their respective due dates). If the relevant Basic Carrying Costs for the then current Fiscal Year or payment period are not ascertainable by Lender at the time a monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be Lender's reasonable and good faith estimate based on one-twelfth (1/12th) of the relevant aggregate Basic Carrying Costs for the prior Fiscal Year or payment period, with reasonable adjustments as determined by Lender. As soon as the relevant Basic Carrying Costs are fixed for the then current Fiscal Year or period, the next ensuing Basic Carrying Costs Monthly Installment shall be adjusted to reflect any deficiency or surplus in prior Basic Carrying Costs Monthly Installments.

            "Basic Carrying Costs Sub-Account" means the Sub-Account of the Cash
             --------------------------------
Collateral Account established and maintained pursuant to Section 2.11 relating
                                                          ------- ----
to the payment of Basic Carrying Costs.

              "Borrower" has the meaning provided in the preamble to this
               --------
Agreement.

            "Business Day" means any day other than (i) a Saturday or a Sunday,
             ------------
and (ii) a day on which federally insured depository institutions in New York, New York, Chicago, Illinois or any jurisdiction in which any Facility, the Cash Collateral Account or any Collection

                                                                               6
Account is located, are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

            "Capital Improvement Costs" means costs incurred by Borrower in
             -------------------------
connection with capital improvements to the Facilities.

            "Capital Reserve Amount" means, with respect to each Facility, an
             ----------------------
amount equal to the greater of (i) the sum of the amounts obtained by multiplying Two Hundred Fifty Dollars ($250) by the number of beds for such Facility (as approved by Lender in Lender's reasonable business judgment) per annum and (ii) the sum of the amounts indicated in the Engineering Report(s) as the annual amount required to maintain such Facility.

            "Capital Reserve Monthly Installment" means, with respect to the
             -----------------------------------
Facilities, an amount equal to one-twelfth (1/12th) of the Capital Reserve Amount for all of the Facilities.

            "Capital Reserve Sub-Account" means the Sub-Account of the Cash
             ---------------------------
Collateral Account established and maintained pursuant to Section 2.11 relating
                                                          ------- ----
to the payment of Capital Improvement Costs.

            "Cash Collateral Account" has the meaning provided in Section
             -----------------------                              -------
2.11(b).
-------

            "Cash Collateral Account Bank" means the bank which holds the Cash
             ----------------------------
Collateral Account.

            "Closing Date" means the date of this Agreement.
             ------------

            "Code" means the Internal Revenue Code of 1986, as amended, and as
             ----
it may be further amended from time to time, any successor statutes thereto, together with applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

            "Collateral" means, collectively, the Accounts, Account Collateral,
             ----------
Appurtenant Rights, Equipment, General Intangibles, goods, Improvements, Instruments, Inventory, Leases, Land, Money, Permitted Investments, (to the full extent assignable) Permits, Rents, investment properties, and letters of credit, and all Proceeds and products of any of the foregoing, all whether now owned or hereafter acquired, and all other property which is or hereafter may become subject to a Lien in favor of Lender.

          "Collateral Security Instrument" means any right, document or
           ------------------------------
instrument, other than a Mortgage, given as security for the Loan (including, without limitation, the Assignments of Leases and the Assignments of Agreements), in each case as the same may hereafter from time to time be supplemented, amended, extended or modified by one or more written agreements supplemental thereto.

            "Collection Account" has the meaning provided in Section 2.11(a).
             ------------------                              ------- -------

            "Collection Account Agreement" has the meaning set forth in Section
             ----------------------------                               -------
2.11(b).
-------

            "Collection Account Bank" means, with respect to each Facility, the
             -----------------------
collection bank and any successor bank hereafter selected by Borrower and approved by Lender in accordance with the Collection Account Agreement.

            "CON" has the meaning set forth in Section 4.1(b)(al)(ii).
             ---                               ------- --------------

            "Condemnation Proceeds" means all of the Condemnation Proceeds
             ---------------------
defined and described in the Mortgages.

            "Contingent Obligation" means any obligation of Borrower
             ---------------------
guaranteeing any indebtedness, leases, dividends or other obligations ("primary
                                                                        -------
obligations") of any other Person (the "primary obligor") in any manner, whether
-----------                             ---------------
directly or indirectly, including, without limitation, any obligation of Borrower, whether or not contingent; (i) to purchase any such primary obligation, or any property constituting direct or indirect security therefor;
(ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner or obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the owner or obligee under such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming that Borrower is required to perform thereunder) as determined by Lender in good faith.

            "Current Interest Accrual Period" has the meaning provided in
             -------------------------------
Section 2.11(g).
------- -------

            "Cut-Off Date" means November 11, 1999.
             ------------

            "Debt Service" means, for any period, the aggregate of all
             ------------
principal, interest payments, Default Rate interest, Late Charges and Yield Maintenance Premium that accrue or are due and payable in accordance with the Loan Documents during such period.

            "Debt Service Coverage Ratio" means, for any period, the quotient
             ---------------------------
obtained by dividing Adjusted Net Operating Income for all of the Facilities for the specified period by the aggregate amount of the Base Payments due for such period.

            "Debt Service Payment Sub-Account" means the Sub-Account of the Cash
             --------------------------------
Collateral Account established and maintained pursuant to Section 2.11 relating
                                                          ------- -----
to the payment of Debt Service.

            "Deed of Trust Trustee" means each of the trustees, if any, under
             ---------------------
the Mortgages.

            "Default" means the occurrence of any event which, but for the
             -------
giving of notice or the passage of time, or both, would be an Event of Default.

            "Default Collateral" has the meaning provided in Section 8.14.
             ------------------                              ------- ----

            "Default Rate" means the per annum interest rate equal to the lesser
             ------------
of (i) the Maximum Amount or (ii) the Interest Rate plus five percent (5%).

            "Defeasance Debt Service Coverage Ratio" means, in respect of any
             --------------------------------------
period, the quotient obtained by dividing (i) Adjusted Net Operating Income of the Facilities remaining after a defeasance pursuant to Section 2.10 by (ii) the
                                                        ------- ----
aggregate amount of the Base Payments due for such period minus the payments Lender would have received had the relevant U.S. Obligations referred to in

Section 2.10 been held as security for the Note for such period.
------- ----

            "Defeasance Deposit" means the following in each of the following
             ------------------
circumstances:

                (i) in the case of a total defeasance of the Loan and each Facility pursuant to Section 2.10, "Defeasance Deposit" means the
                               ------------
          amount that will be sufficient to purchase U.S. Obligations (A) having maturity dates on or prior to, but as close as possible to, successive scheduled Payment Dates (after the Defeasance Release Date) upon which Payment Dates interest and principal payments would be required under the Note as though the Maturity Date of the Note was the Optional Prepayment Date and (B) in amounts sufficient to pay all scheduled principal and interest payments on the Note as if the Maturity Date of the Note was the Optional Prepayment Date (but without any adjustment of the monthly amortization schedule); or

                 (ii) in the case of a partial defeasance of the Loan on a Facility-by-Facility basis pursuant to Section 2.10, "Defeasance
                                                 ------------
          Deposit" means the amount that will be sufficient to purchase U.S. Obligations (A) having maturity dates on or prior to, but as close as possible to, the successive scheduled Payment Dates (after the date of such voluntary defeasance) upon which Payment Dates interest and principal payments would be required under the Note as though the Maturity Date of the Note was the Optional Prepayment Date and (B) in amounts sufficient to pay all scheduled principal and interest payments on the Note (1) as if the Maturity Date of the Note was the Optional Prepayment Date (but without any adjustment of the monthly amortization schedule) and (2) as if the outstanding principal indebtedness due under the Note was an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the Facility being defeased; and

                 (iii) in the case of a partial defeasance of the Loan pursuant to Section 5.1(p), "Defeasance Deposit" means the amount that will be sufficient to purchase U.S. Obligations (A) having maturity dates on or prior to, but as close as possible to, the successive scheduled Payment Dates (after the date of such voluntary defeasance) upon which Payment Dates interest and principal payments would be required under the Note as though the Maturity Date of the Note was the Optional Prepayment Date and (B) in amounts sufficient to pay all scheduled principal and interest payments on the Note (1) as if the Maturity Date of the Note was the Optional Prepayment Date (but without any adjustment of the monthly amortization schedule) and (2) as if the outstanding principal indebtedness due under the Note was an amount equal to the amount required to be defeased pursuant to Section 5.1(p) in connection with such partial defeasance.

            "Defeasance Release Date" has the meaning provided in Section
             -----------------------                              -------
2.10(d).
-------

            "Determination Date" means with respect to any Interest Accrual
             ------------------
Period, the date which is two (2) London Business Days before the commencement of such Interest Accrual Period.

            "Difference" has the meaning provided in Section 8.32(c).
             ----------                              ------- -------

            "DOH" has the meaning set forth in Section 4.1(b)(al)(i).
             ---                               ------- -------------

            "Eligible Account" means (i) an account maintained with a federal or
             ----------------
state chartered depository institution or trust company whose (x) commercial paper, short-term debt obligations or other short-term deposits are rated at least A-1 by each Rating Agency if the deposits in such account are to be held in such account for thirty (30) days or less or (y) long-term unsecured debt obligations are rated at least AA- by each Rating Agency if the deposits in such account are to be held in such account for more than thirty (30) days; or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. (S) 9.10(b); or
(iii) an account otherwise acceptable to each Rating Agency, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization.

            "Engineer" means any reputable Independent engineer, properly
             --------
licensed in the relevant jurisdiction and approved by Lender in Lender's reasonable discretion.

            "Engineering Reports" means the structural engineering reports with
             -------------------
respect to each Facility (i) prepared by an Engineer, (ii) addressed to Lender,
(iii) prepared based on a scope of work determined by Lender in Lender's discretion, and (iv) in form and content acceptable to Lender in Lender's discretion, together with any amendments or supplements thereto.

            "Entity" means a (a) corporation, if Borrower is listed as a
             ------
corporation in the preamble to this Agreement, (b) limited partnership, if Borrower is listed as a limited partnership in the preamble to this Agreement or
(c) limited liability company, if Borrower is listed as a limited liability company in the preamble to this Agreement.

            "Environmental Claim" means any written request for information by a
             -------------------
Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand, decree or other written communication by any Person or Governmental Authority requiring, alleging or asserting liability with respect to Borrower, or any Facility, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties arising out of, based on, resulting from or related to: (i) the presence, Use, Release or threatened Release of any Hazardous Substance originating at or from, or otherwise affecting any Facility or any part thereof; (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower or otherwise affecting any Facility or any part thereof; or (iii) any alleged injury or threat of injury to health, safety or the environment by Borrower or otherwise affecting the Facility or any part thereof.

            "Environmental Guaranty" means the Environmental Indemnity Agreement
             ----------------------
in form and substance satisfactory to Lender dated as of the Closing Date from Parent to Lender, as the same may thereafter be from time to time supplemented, amended, modified or extended by one or more agreements supplemental thereto.

            "Environmental Laws" means any and all applicable federal, state,
             ------------------
local and foreign laws, rules, regulations or ordinances, each as amended from time to time, any judicial or administrative orders, decrees, settlement agreements or judgments thereunder, and any Permits, approvals, licenses, registrations, filings and authorizations, in each case as in effect as of the relevant date, relating to the environment, health or safety, or the Release or threatened Release, or otherwise relating to the presence or Use of Hazardous Substances.

            "Environmental Reports" means, with respect to any Facility,
             ---------------------
environmental audit report(s) (i) prepared by a reputable environmental Engineer approved by Lender in Lender's discretion, (ii) addressed to Lender (iii) prepared based on a scope of work determined by Lender in Lender's discretion, and (iv) in form and content acceptable to

Lender in Lender's discretion, together with any amendments or supplements thereto delivered to Lender.

            "Equipment" means all of the Equipment defined and described in the
             ---------
Mortgages.

            "Equity Interests" means with respect to Borrower or the Subsequent
             ----------------
Operator (a) if Borrower or the Subsequent Operator, as applicable, is a limited partnership, limited partnership interests in Borrower or the Subsequent Operator, as applicable; (b) if Borrower or the Subsequent Operator, as applicable, is a limited liability company, membership interests in Borrower or the Subsequent Operator, as applicable; or (c) if Borrower or the Subsequent Operator, as applicable, is a corporation, shareholder interest in Borrower or the Subsequent Operator, as applicable; provided, however, Equity Interests
                                        --------  -------
shall not include any direct or indirect legal or beneficial ownership interest, or any other interest of any nature or kind whatsoever, of any SPE Equity Owner in Borrower, or the general partner or managing member of the Subsequent Operator.

            "ERISA" means the Employee Retirement Income Security Act of 1974,
             -----
as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" means any corporation or trade or business that is
             ---------------
a member of any group of organizations (i) described in Section 414(b) or (c) of the Code, of which Borrower is a member, and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code, of which Borrower is a member.

            "Event of Default" has the meaning set forth in Section 7.1.
             ----------------                               ------- ---

            "Excess Cash Flow" has the meaning set forth in Section 2.11(g).
             ----------------                               ------- -------

            "Extra Funds" has the meaning set forth in Section 2.11(f).
             -----------                               ------- -------

            "Facility" means the Land, Improvements and Equipment and all other
             --------
Collateral subject to a Related Mortgage.

            "Facilities" means, collectively every Facility.
             ----------

            "Fifteen Year Treasury Rate" means the yield, calculated by linear
             --------------------------
interpolation (rounded to three decimal places) of the yields of United States Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of noncallable United States Treasury obligations having maturities as close as possible to fifteen (15) years from the Optional Prepayment Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender for the week prior to the Optional Prepayment Date.

            "Fiscal Year" means the 12-month period ending on December 31 of
             -----------
each year or such other fiscal year of Borrower as Borrower may select from time to time with the prior written consent of Lender, such consent not to be unreasonably withheld or delayed.

            "GAAP" means generally accepted accounting principles consistently
             ----
applied in the United States of America as of the date of the applicable financial report.

            "General Intangibles" means all of the General Intangibles defined
             -------------------
and described in the Mortgages.

            "Governmental Authority" means any national, federal, state,
             ----------------------
regional or local government, or any other political subdivision of any of the foregoing, in each case with jurisdiction over Borrower, any Facility, or any SPE Equity Owner, or any Person with jurisdiction over Borrower, any Facility or any SPE Equity Owner, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Gross Revenue" means, with respect to any Facility, the total
             -------------
dollar amount of all income and receipts whatsoever received by Borrower and the Subsequent Operator in the ordinary course of its respective business with respect to such Facility, including, without limitation, all Rents (but excluding security deposits) and Money.

            "Hazardous Substance" means: (i) any petroleum or petroleum products
             -------------------
or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), lead in drinking water, and
                                             ----
lead-based paint, the presence, generation, Use, transportation, storage or disposal of or exposure to which (x) is regulated or could lead to liability under any Environmental Law or (y) is subject to notice or reporting requirements under any Environmental Law, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law or (iii) any other chemical or any other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

            "Impositions" means all of the Impositions defined and described in
             -----------
the Mortgages.

            "Improvements" means all of the Improvements defined and described
             ------------
in the Mortgages.

            "Indebtedness" means, at any given time, the Principal Indebtedness,
             ------------
together with all accrued and unpaid interest thereon and all other obligations and liabilities due or to become due to Lender pursuant hereto, under the Note or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses paid by or payable to Lender hereunder or pursuant to the Note or any of the other Loan Documents.

            "Indemnified Party" shall have the meaning set forth in Section
             -----------------                                      -------
8.29.
----

            "Independent" means, when used with respect to any Person, a Person
             -----------
who: (i) does not have any direct financial interest or any material indirect financial interest in Borrower, any Operator or in any Affiliate of Borrower or any Operator (including, without limitation, in any SPE Equity Owner), (ii) is not connected with Borrower, any Operator or and any Affiliate of Borrower or any Operator (including, without limitation, any SPE Equity Owner), as an officer, employee, promoter, underwriter, trustee, partner, member, manager, creditor, director or person performing similar functions, and (iii) is not a member of the immediate family of a Person defined in (i) or (ii) above.
                                                      ---    ----

            "Independent Director" means a duly appointed member of the board of
             --------------------
directors of the relevant entity who shall not have been, at the time of such appointment, at any time after appointment, or at any time in the preceding five
(5) years, (i) a direct or indirect legal or beneficial owner in such entity or any of its affiliates, (ii) a creditor, supplier, employee, officer, director, manager or contractor of such entity or any of its affiliates, (iii) a person who controls such entity or any of its affiliates, or (iv) a member of the immediate family of a person defined in (i), (ii) or (iii) above.
                                        ---  ----    -----

            "Initial Basic Carrying Costs Amount" means, the amount shown as
             -----------------------------------
such on Exhibit B.
        ---------

            "Initial Capital Reserve Amount" means the amount shown as such on
             ------------------------------
Exhibit B.
---------

            "Initial Interest Rate" means 8.62%.
             ---------------------

            "Initial Operator" means Hampden Nursing Homes, Inc., a
             ----------------
Massachusetts not-for-profit corporation.

            "Instruments" means all of the Instruments defined and described the
             -----------
Mortgages.

            "Insurance Proceeds" means all of the Insurance Proceeds defined and
             ------------------
described in the Mortgages.

            "Insurance Requirements" has the meaning provided in the Mortgages.
             ----------------------

            "Interest Accrual Period" means each period of time running from and
             -----------------------
including the eleventh (11th) day of a calendar month to and including the tenth
(10th) day of the following calendar month during the term of the Loan. If the Closing Date shall occur prior to the tenth (10th) day of a calendar month, the first Interest Accrual Period shall commence on and include the Closing Date and end on and include the tenth (10th) day of the calendar month in which the Closing Date occurs. If the Closing Date shall occur after the tenth (10th) day of a calendar month, the first Interest Accrual Period shall commence on the Closing Date and end on and include the tenth (10th) day of the calendar month following the month in which the Closing Date occurs. If the Closing Date shall occur on the tenth (10th) day of a calendar month, the first Interest Accrual Period shall consist of a one (1) day period consisting of the Closing Date.

            "Interest Rate" means, as applicable, (i) during the period
             -------------
commencing on (and including) the Closing Date to the Optional Prepayment Date, provided no Event of Default has occurred, the Initial Interest Rate, and (ii) commencing on (and including) the Optional Prepayment Date, provided no Event of Default has occurred, the Revised Interest Rate.

            "Inventory" means all of the Inventory defined and described in the
             ---------
Mortgages.

            "Investor" has the meaning provided in Section 8.27.
             --------                              ------- ----

            "Issuer" means any issuer of securities issued in connection with a
             ------
Securitization.

            "Land" means all of the Land defined and described in the Mortgages.
             ----

            "Late Charge" means the lesser of (i) five percent (5%) of any
             -----------
unpaid amount and (ii) the maximum late charge permitted to be charged under the laws of the State of New York.

            "Late Payment" means Borrower's failure to pay any amount hereunder
             ------------
when due, without giving effect to any cure period, if any.

            "Leases" means all of the Leases defined and described in the
             ------
Mortgages.

            "Legal Requirements" means all statutes, laws, rules, orders,
             ------------------
regulations, ordinances, judgments, orders, decrees and injunctions of Governmental Authorities affecting Borrower, the Loan Documents, any Facility or any part thereof, or the ownership, construction, use, alteration or operation thereof, or any part thereof, enacted or entered and in force as of the relevant date, and all Permits, Licenses and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting any Facility or any part thereof, including, without limitation, any which (i) may require repairs, modifications, or alterations in or to any Facility or any part thereof, or (ii) in any way limit the use and enjoyment thereof, and further including, without limitation, all Environmental Laws and the Americans with Disabilities Act, as they may be amended from time to time, together with all regulations promulgated pursuant thereto or in connection therewith.

            "Lender" has the meaning provided in the preamble to this Agreement.
             ------

            "Liabilities" has the meaning set forth in Section 2.13.
             -----------                               ------- ----

            "Licenses" has the meaning set forth in Section 4.1(b)(al)(ii).
             --------                               ------- --------------

            "Lien" means any mortgage, deed of trust, deed to secure debt, lien
             ----
(statutory or other), pledge, easement, restrictive covenant, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting any Facility or any portion thereof or any Collateral or Borrower, or any interest in any of the foregoing, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances.

            "Loan" has the meaning provided in the Recitals hereto.
             ----

            "Loan Amount" has the meaning provided in the Recitals hereto.
             -----------

            "Loan Documents" means, collectively, this Agreement, the Note, the
             --------------
Mortgages, the Assignments of Leases, the Assignments of Agreements, the Environmental Guaranty, the Collection Account Agreements, the Recourse Guaranty and all other agreements, instruments, certificates and documents executed or delivered by or on behalf of Borrower or any Affiliate to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the Mortgages or the other documents listed above.

            "Losses" has the meaning provided in Section 5.1(i).
             ------                              ------- ------

            "Management Agreement" means, with respect to a Facility, the
             --------------------
Management Agreement entered into between the Manager and the Initial Operator pertaining to the management of such Facility in the form attached to the Manager's Subordination and "Management Agreements" means all such agreements,
                   ---------------------
collectively.

            "Manager" means the Subsequent Operator, as Manager of the
             -------
Facilities, or any successor or assignee of such Manager, provided that each successor or assignee shall be acceptable to Lender in Lender's discretion. "Managers" means all such Managers, collectively.
---------

             "Material Adverse Effect" means a material adverse effect upon (i)
              -----------------------
the business or the financial position or results of operation of Borrower, (ii) the ability of Borrower to perform, or of Lender to enforce, any of the Loan Documents or (iii) the value of (x) the Collateral taken as a whole or (y) any Facility.

              "Material Lease" means each Material Lease defined and described
               --------------
in the Mortgages.

            "Maturity Date" means November 11, 2024 or such earlier date
             -------------
resulting from acceleration of the Indebtedness by Lender.

            "Maximum Amount" means the maximum rate of interest designated by
             --------------
applicable laws relating to payment of interest and usury.

            "Medicare/Medicaid Payors" has the meaning set forth in Section
             ------------------------                               -------
4.1(al)(ix).
-----------

            "Money" means all moneys, cash, rights to deposit or savings
             -----
accounts, credit card receipts, rents or other items of legal tender obtained from or for use in connection with the ownership or operation of any Facility.

            "Mortgage" means, as applicable, with respect to a Facility, a first
             --------
priority Mortgage or Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing or such other comparable document which is customarily used by prudent lenders in the jurisdiction in which such Facility is located, in form and substance satisfactory to Lender in Lender's discretion, dated as of the Closing Date, granted by Borrower to Lender (or, in the case of a Deed of Trust, to Deed of Trust Trustee for the benefit of Lender) with respect to such Facility as security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, and "Mortgages" means all such instruments collectively.
                           ---------

            "Mortgaged Property" means collectively, as applicable, the
             -----------------
"Mortgaged Property" or the "Trust Estate" defined and described in the
 ------------------          ------------
Mortgages.

            "Multiemployer Plan" means a multiemployer plan defined as such in
             ------------------
Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

            "Net Operating Income" means for any period (as calculated either
             --------------------
for a Facility or all Facilities) the excess, if any, of Operating Income for such period over Operating Expenses for such period.

            "Note" means and refers to the promissory note, in form and
             ----
substance satisfactory to Lender in Lender's discretion, dated the Closing Date, made by Borrower to Lender pursuant to this Agreement as such promissory note may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or in replacement thereof.

            "Officer's Certificate" means a certificate of the Borrower which is
             ---------------------
signed by the managing equity owner of the Borrower.

            "Operating Expense Certificate" means a certificate of the Borrower
             -----------------------------
in the form attached hereto as Exhibit A.
                               ---------

            "Operating Expense Monthly Installment" means, with respect to a
             -------------------------------------
given Interest Accrual Period, the amount shown on the Annual Operating Budget for such period.

            "Operating Expense Sub-Account" means the Sub-Account of the Cash
             -----------------------------
Collateral Account established and maintained pursuant to Section 2.11 relating
                                                          ------- ----
to the payment of operating expenses, as reasonably approved by Lender.

            "Operating Expenses" means, for any period, for Borrower and the
             ------------------
Subsequent Operator, (a) all expenditures by Borrower and, without duplication
(b) all expenditures by the Subsequent Operator, as and to the extent required to be expensed under

GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of the Facilities (or of a Facility), including, without limitation or duplication:

                (i) expenses in connection with cleaning, repair, replacement, painting and maintenance;

                (ii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Borrower, the Subsequent Operator or any Affiliate engaged in repair, operation, maintenance of the Facilities (or of a Facility) or service to tenants, patrons or guests of the Facilities (or of a Facility), as applicable;

                (iii) prior to the Permitted License Transfer, any management fees and expenses;

                (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services;

                (v) the cost of cleaning supplies;

                (vi) Impositions;

                (vii) business interruption, liability, casualty and fidelity insurance premiums;

                (viii) legal, accounting and other professional fees and expenses incurred in connection with the ownership, leasing or operation of the Facilities (or a Facility), including, without limitation, collection costs and expenses;

                (ix) costs and expenses of security and security systems;

                (x) trash removal and exterminating costs and expenses;

                (xi) advertising and marketing costs;

                (xii) costs of environmental audits and monitoring, environmental, investigation, remediation or other response actions or any other expenses incurred with respect to compliance with Environmental Laws; and

                (xiii) all other ongoing expenses which in accordance with GAAP are required to be or are included in Borrower's or the Subsequent Operator's annual financial statements as operating expenses of the Facilities (or of a Facility).

Notwithstanding the foregoing, Operating Expenses shall not include (x) any taxes imposed on Borrower's net income, (y) depreciation or amortization of intangibles or (z) Debt Service and other payments in connection with the Indebtedness. Operating Expenses shall be calculated in accordance with GAAP.

            "Operating Income" means, for any period, for Borrower and
             ----------------
Subsequent Operator, (a) all regular ongoing income of the Subsequent Operator during such period from the operation of the Facilities (or of a Facility) and, without duplication, (b) all regular ongoing income of Borrower during such period from the operation of the Facilities (or of a Facility) from any source other than the Subsequent Operator, including, without limitation:

(i) all amounts payable as Rents (other than security deposits) and all other amounts payable under Leases or other third party agreements relating to the ownership and operation of the Facilities (or of a Facility);

                (ii) business interruption insurance proceeds; and

                (iii) all other amounts which in accordance with GAAP are required to be or are included in Borrower's or the Subsequent Operator's annual financial statements as operating income of the Facilities (or of a Facility) except that, in the case of the Borrower, such other amounts shall only be included if from a source other than the Subsequent Operator.

            "Operator" means each of the Initial Operator and the Subsequent
             --------
Operator, or any successor or assign, as operator of the Facility, which successor or assign shall be acceptable to Lender in Lender's sole discretion and "Operators" means all
                                                      ---------
such entities collectively.

            "Operator Lease" means with respect to a Facility, that certain
             --------------
operator lease between the Borrower and the applicable Operator for the lease of all or a part of a Facility, together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto and "Operator Leases" means all such agreements collectively.
             ---------------

            "Optional Prepayment Date" means November 11, 2009.
             ------------------------

            "Other Borrowings" means, without duplication (but not including the
             ----------------
Indebtedness or any Transaction Costs payable in connection with the Transactions), (i) all indebtedness of Borrower for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of Borrower evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of Borrower and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of Borrower secured by a Lien on any property owned by Borrower whether or not such indebtedness has been assumed, (v) all Contingent Obligations of Borrower, and (vi) all payment obligations of Borrower under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements.

            "Parent" means G&L Realty Partnership, L.P., a Delaware limited
             ------
partnership and G&L Realty Corp., a Maryland corporation,.

            "Payment Date" means the eleventh (11th) day of each calendar month
             ------------
during the term of the Loan; provided, however, that for purposes of making
                             --------  -------
payments hereunder, but not for purposes of calculating interest accrual periods, if the eleventh (11th) day of a given month shall not be a Business Day, then the Payment Date for such month shall be the next succeeding Business Day.

            "PBGC" means the Pension Benefit Guaranty Corporation established
             ----
under ERISA, or any successor thereto.

                                                                              23
            "PCBs" has the meaning provided in the definition of "Hazardous
             ----                                                 ---------
Substance".
---------

            "Permits" means all of the Permits defined and described in the
             -------
Mortgages.

            "Permitted Encumbrances" means, with respect to a Facility (or, as
             ----------------------
applicable, with respect to all of the Facilities), collectively, (i) the Lien created by the Related Mortgage or the other Loan Documents, (ii) all Liens and other matters disclosed in the applicable Title Insurance Policy concerning such Facility, or any part thereof which have been approved by Lender in Lender's discretion, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with the Related Mortgage, (iv) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements of an immaterial nature which may be granted by Borrower after the Closing Date and which do not materially and adversely affect (a) the ability of Borrower to pay any of its obligations to any Person as and when due, (b) the marketability of title to such Facility, (c) the fair market value of such Facility, or (d) the use or operation of such Facility as of the Closing Date and thereafter and
(v) only until satisfaction in full of the Receivables Financing, the Lien granted by the Operator in connection with the Receivables Financing on the Pledged Receivables.

            "Permitted Investments" means any one or more of the following
             ---------------------
obligations or securities payable on demand or having a scheduled maturity on or before the Business Day immediately preceding the date upon which the funds in the Cash Collateral Account are required to be drawn, and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to Lender that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a
Securitization:

                (iv) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration

                     (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided,
                                                                   --------
                     however, that the investments described in this clause must
                     -------
                     (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                (v)  Federal Housing Administration debentures;

                (vi) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments
                                         --------  -------
                     described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vii) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or otherwise acceptable to each Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization), provided, however, that the investments described in this
                     --------  -------
                     clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

              (viii) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or otherwise acceptable to each Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization), provided, however, that
                                                        --------  -------
                     the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating,
                     (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                (xi) debt obligations with maturities of not more than 365 days and rated by each Rating Agency (or otherwise acceptable to each Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization); in its highest long-term unsecured rating category; provided, however, that the
                                                --------  -------
                     investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating,
                     (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                 (x) commercial paper (including both non-interest-bearing
                     discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or otherwise acceptable to each Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization), in its highest short-term unsecured debt rating; provided,
                                                                   --------
                     however, that the investments described in this clause must
                     -------
                     (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                (xi) the Federated Prime Obligation Money Market Fund (the
                     "Fund") so long as the Fund is rated "AAAm" or "AAAm-G" by S&P, or the equivalent by each other Rating Agency (or otherwise acceptable to each Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization);

               (xii) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to Lender, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization; and

              (xiii) such other obligations as are acceptable as Permitted
                     Investments to each Rating Agency, as confirmed in writing to Lender, that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any security issued in connection with a Securitization;

provided, however, that, in the judgment of Lender, such instrument continues to
--------  -------
qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and provided further that no
                                               -------- ------- ----
instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments, (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment or (iii) such investments have a maturity in excess of one (1) year.

            "Permitted Transfers" shall mean, provided that no Event of Default
             -------------------
has occurred: (i) Permitted Encumbrances; (ii) all transfers of worn out or obsolete furnishings, fixtures or equipment that are promptly replaced with property of equivalent value and functionality; (iii) all Leases which are not Material Leases; (iv) all Material Leases which have been approved by Lender in writing in Lender's discretion; (v) transfers of Equity Interests which in the aggregate during the term of the Loan (a) do not exceed forty-nine percent (49%) of the total interests in Borrower or the Subsequent Operator, as applicable, and (b) do not result in any partner's, member's or other Person's interest in Borrower or the Subsequent Operator, as applicable, exceeding 49%, of the total interests in Borrower or the Subsequent Operator, as applicable; and (vi) any other transfer of Equity Interests provided that (a) prior to any Securitization, Lender shall have consented to such transfer or transfers, (b) after any Securitization, (1) Lender shall have consented to such transfer or transfers and (2) the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (c) acceptable opinions relating to such transfer or transfers shall have been delivered by Borrower or the Subsequent Operator, as applicable, to Lender and the Rating Agencies (including, without limitation, tax and bankruptcy opinions), and (d) Borrower or the Subsequent Operator, as applicable, pays all reasonable expenses incurred by Lender in connection with such transfer or transfers; and (vi) a transfer of all the Facilities to a single purchaser not more than one time during the term of the Loan, provided that prior to such transfer (a) Borrower shall pay Lender a fee equal to one percent (1%) of the Loan Amount, (b) prior to a Securitization, Lender shall have consented to such transfer, (c) after a Securitization, (i) Lender shall have consented to such transfer and (ii) the Rating Agencies shall have confirmed in writing that such transfer shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (d) acceptable opinions relating to such transfer shall have been delivered by Borrower to Lender and to the Rating Agencies (including without limitation tax and bankruptcy opinions), (e) the transferee assumes in writing all obligations of the transferor under the Loan Documents and executes and delivers such other documentation as may be required by Lender or the Rating Agencies and (f) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer.

            "Permitted License Transfer" has the meaning set forth in Section
             --------------------------                               -------
5.1(y).
------

            "Permitted License Transfer Date" has the meaning set forth in
             -------------------------------
Section 5.1(y).
------- ------

            "Person" means any individual, corporation, limited liability
             ------
company, partnership, joint venture, estate, trust, unincorporated association, or any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

            "Physical Plant Standards" has the meaning provided in Section
             ------------------------                             --------
4.1(b)(al)(vii).
---------------

            "Plan" means an employee benefit or other plan established or
             ----
maintained by Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

            "Pledged Receivables" means the "Collateral" as defined in the
             -------------------
Receivables Loan Agreement to the extent such Collateral are originated prior to a Receivables Termination Date.

            "Post-Closing Period" means the period beginning on the Closing Date
             -------------------
and terminating on the date which is twenty-one (21) days after the Closing
Date.

            "Principal Indebtedness" means the principal amount of the entire
             ----------------------
Loan outstanding as the same may be increased or decreased, as a result of prepayment or otherwise, from time to time.

            "Proceeds" means all of Borrower's "proceeds," as such term is
             --------
defined in the UCC, and, to the extent not included in such definition, all proceeds whether cash or non-cash, movable or immovable, tangible or intangible (including Insurance Proceeds, Condemnation Proceeds and proceeds of proceeds), from the Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral and all income, gain, credit, distributions and similar items from or with respect to the Collateral.

            "Rating Agencies" means Fitch Investors Service, Inc., Moody's
             ---------------
Investors Service, Inc., Duff & Phelps Credit Rating Co. and S&P or any successor thereto, and any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Lender or its designees in connection with or in anticipation of a Securitization (each, individually a "Rating Agency").
                                      -------------

            "Recalculated Loan Amount" has the meaning provided in Section 8.32.
             ------------------------                              ------- ----

            "Receivables Documents" means the Receivables Loan Agreement and the
             ---------------------
other documents executed in connection with and evidencing the Receivables Financing, as such documents may be amended, modified or supplemented and in effect from time to time.

            "Receivables Financing" means a revolving loan from the Receivables
             ---------------------
Lender to Initial Operator (which loan may be assigned to the Subsequent Operator) in a principal amount not to exceed at any time $1,500,000 evidenced by that certain the Receivables Loan Agreement.

            "Receivables Financing Proceeds" means contract rights, rights to
             ------------------------------
performance and rights to payment of money, cash or other items of legal tender and advances payable under or advanced by the Receivables Lender under the Receivables Financing and all proceeds thereof (whether cash or non-cash, moveable or immoveable, tangible or intangible).

            "Receivables Lender" means HCFP Funding, Inc., a Delaware limited
             ------------------
partnership.

            "Receivables Loan Agreement" means the Amended and Restated Loan and
             --------------------------
Security Agreement by and between the Initial Operator and the Receivables Lender, dated on or about the Closing Date, as amended, modified and in effect from time to time, as assigned to the Subsequent Operator.

            "Receivables Termination Date" means the date on which the
             ----------------------------
Receivables Financing terminates and the Receivables Lender is not making advances under the Receivables Loan Agreement.

            "Recourse Guaranty" means a Guaranty and Suretyship Agreement in
             -----------------
form and substance satisfactory to Lender dated as of the Closing Date from the Parent to Lender as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

            "Recourse Distributions" has the meaning provided in Section 8.14.
             ----------------------                              ------- ----

            "Related Mortgage" means, with respect to a particular Facility, the
             ----------------
Mortgage relating to such Facility.

            "Release" means any release, threatened release, spill, emission,
             -------
leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment of Hazardous Substances, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

            "Remedial Work" has the meaning provided in Section 5.1(d)(i).
             -------------                              ------- ---------

            "REMIC" means a real estate mortgage investment conduit as defined
             -----
under Section 860D of the Code.

            "Rents" means of all of the Rents defined and described in the
             -----
Mortgages.

            "Required Base Debt Service Payment" means all of the Required Debt
             ----------------------------------
Service Payment except for that portion of the Required Debt Service Payment which consists of payments of Excess Cash Flow which may be due and payable on and after the Optional Prepayment Date.

            "Required Debt Service Payment" means, on any Payment Date, the Debt
             -----------------------------
Service then due and payable by Borrower.

            "Revised Interest Rate" means the greater of (i) the sum of the
             ---------------------
Initial Interest Rate plus five hundred (500) basis points, and (ii) as of the Optional Prepayment Date, the sum of the Fifteen Year Treasury Rate plus five hundred (500) basis points, Revised Interest Rate not to exceed the Maximum Amount.

            "S&P" means Standard & Poor's Ratings Services, a division of The
             ---
McGraw Hill Companies, Inc.

            "Secretary's Certificate" means, with respect to Borrower, the
             -----------------------
certificate in form and substance satisfactory to Lender in Lender's discretion dated as of the Closing Date.

            "Securitization" shall have the meaning provided in Section 2.13.
             --------------                                     ------- ----

            "Securitization Closing Date" means the date on which a
             ---------------------------
Securitization is effected.

            "Security Agreement" has the meaning provided in Section 2.10(d).
             ------------------                              ------- -------

            "Security Deposit Account" has the meaning set forth in Section
             ------------------------                               -------
2.11(a).
-------
            "Side Letter" has the meaning set forth in Section 4.1(al)(ix).
             -----------                               ------- -----------

            "Single-Purpose Entity" means a corporation, limited partnership, or
             ---------------------
limited liability company which, at all times since its formation and thereafter

(i) was and will be organized solely for the purpose of (x) owning, operating or managing the Facilities or (y) acting as the managing member of the limited liability company which owns, operates or manages Facilities or (z) acting as the general partner of a limited partnership which owns, operates or manages the Facilities, (ii) has not and will not engage in any business unrelated to the
(x) the ownership, operation or management of the Facilities or (y) acting as a member of a limited liability company which owns, operates or manages the Facilities or (z) acting as a general partner of a limited partnership which owns, operates or manages the Facilities, (iii) has not and will not have any assets other than (x) those related to the Facilities or (y) its member interest in the limited liability company which owns, operates or manages the Facilities or (z) its general partnership interest in the limited partnership which owns, manages or operates the Facilities, as applicable, (iv) has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by this Agreement, has not and will not engage in, seek or consent to any asset sale, transfer of partnership or membership or shareholder interests, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable),
(v) if such entity is a limited partnership, has and will have as its only general partners, general partners which are and will be Single-Purpose Entities which are corporations, (vi) if such entity is a corporation, at all relevant times, has and will have at least one Independent Director, (vii) the board of directors of such entity has not taken and will not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including without limitation all Independent Directors, shall have participated in such vote, (viii) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity, (ix) if such entity is a limited liability company, has and will have at least one member that is and will be a Single-Purpose Entity which is and will be a corporation, and such corporation is and will be the managing member of such limited liability company, (x) without the unanimous consent of all of the partners, directors (including without limitation all Independent Directors) or members, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (a) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (c) make any assignment for the benefit of such entity's creditors; or (d) take any action that might cause such entity to become insolvent, (xi) has maintained and will maintain its accounts, books and records separate from any other person or entity, (xii) has maintained and will maintain its books, records, resolutions and agreements as official records, (xiii) has not commingled and will not commingle its funds or assets with those of any other entity, (xiv) has held and will hold its assets in its own name, (xv) has conducted and will conduct its business in its name, (xvi) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other person or entity, (xvii) has paid and will pay its own liabilities out of its own funds and assets, (xviii) has observed and will observe all partnership, corporate or limited liability company formalities as applicable, (xix)has maintained and will maintain an arms-length relationship with its affiliates, (xx) (a) if such entity owns the Facilities, has and will have no indebtedness other than the Indebtedness and unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Facilities which (1) do not exceed, at any time, a maximum amount of one percent (1%) of the Loan Amount and (2) are paid within thirty (30) days of the date incurred, or (b) if such entity acts as the manager of the Facility or is the general partner of a limited partnership which owns, operates or manages the Facilities has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as the manager of the Facilities or as the general partner of the limited partnership which owns, operates and manages the Facilities which (1) do not exceed, at any time, Ten Thousand Dollars ( $10,000.00) and (2) are paid within thirty (30) days of the date incurred, or (c) if such entity acts as a managing member of a limited liability company which owns, operates or manages the Facilities, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Facilities which (1) do not exceed, at any time, Ten Thousand Dollars ( $10,000.00) and (2) are paid within thirty (30) days of the date incurred, or (d) if such entity operates a Facility, has no indebtedness other than the Receivables Financing and unsecured trade payables in the ordinary course of business relating to the operation of the Facilities which (1) do not exceed, at any one time, Ten Thousand Dollars ($10,000) and (2) are paid within thirty (30) days of the date incurred, (xxi) has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for the Indebtedness, (xxii) has not acquired and will not acquire obligations or securities of its partners, members or shareholders, (xxiii) has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks, (xxiv) except pursuant hereto, has not and will not pledge its assets for the benefit of any other person or entity, (xxv) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (xxvi) has not made and will not make loans to any person or entity, (xvii) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it, (xxviii) if such entity is a limited liability company, such entity shall dissolve only upon the bankruptcy of the managing member, and such entity's articles of organization, certificate of formation and/or operating agreement, as applicable, shall contain such provision, (xxix) has not entered and will not enter into or be a party to, any transaction with its partners, members, shareholders or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxx) has paid and will pay the salaries of its own employees from its own funds, (xxxi) has maintained and will maintain adequate capital in light of its contemplated business operations and (xxxii) if such entity is a limited liability company or limited partnership, and such entity has one or more managing members or general partners, as applicable, then such entity shall continue (and not dissolve) for so long as a solvent managing member or general partner, as applicable, exists and such entity's organizational documents shall contain such provision.

            "SPE Equity Owner" means, as applicable, G&L Hampden, Inc., a
             ----------------
Delaware corporation, as to Borrower, and the managing member or general partner of the Subsequent Operator, as to the Subsequent Operator.

            "SPE Equity Owner's Certificate" means the SPE Equity Owner's
             ------------------------------
Certificate in form and substance satisfactory to Lender dated as of the Closing Date.

            "Stabilization Date" means the earlier to occur of (i) the date on
             ------------------
which Borrower (A) has requested that Lender recalculate the Principal Indebtedness outstanding on such date, (B) has provided to Lender all information required pursuant to Section 8.32, and (C) has established, to
                                 ------- ----
Lender's satisfaction, that the Recalculated Loan Amount (calculated based upon the Underwriting NOI Criteria and in accordance with the methodology and debt service coverage ratio tests set forth in Section 8.32(a)), will be an amount
                                          ------- -------
equal to or exceeding the then outstanding Indebtedness, (ii) the date on which Lender recalculates the Principal Indebtedness as described in Section 8.32 and
                                                               ------- ----
(iii) the Cut-Off Date.

            "Stabilization Date Loan Amount" means the outstanding Principal
             ------------------------------
Indebtedness on the Stabilization Date (and before giving effect to any recalculation of the Loan Amount on the Stabilization Date).

            "Stabilization Date Payment Date" means the first Payment Date after
             -------------------------------
the Stabilization Date.

            "Start-Up Day" means the "start-up day," within the meaning of
             ------------
Section 860G(a)(9) of the Code, of any REMIC that holds the Note.

            "Sub-Account" shall have the meaning provided in Section 2.11(c).
             -----------                                     ------- -------

            "Subsequent Operator" means Hampden Holding Group, Inc., a
             -------------------
Massachusetts corporation.

            "Successor Obligor" has the meaning provided in Section 2.10(h).
             -----------------                              ------- -------

            "Survey" means, with respect to a Facility, a survey of such
             ------
Facility satisfactory to Lender, (i) prepared by a registered Independent surveyor satisfactory to Lender and Title Insurer, (ii) together with a metes and bounds legal description of the land corresponding with the survey and containing the Surveyor's Certification, and (iii) prepared based on a scope of work determined by Lender in Lender's discretion.

            "Surveyor's Certification" means a surveyor's certification in form
             ------------------------
and substance satisfactory to Lender.

            "Taking" has the meaning provided in the Mortgages.
             ------

            "Tax Fair Market Value" means, with respect to a Facility, the fair
             ---------------------
market value of such Facility, and (x) shall not include the value of any personal property or other property that is not an "interest in real property" within the meaning of Treasury Regulation (S)(S)1.860G-2 and 1.856-3(c), or is not "qualifying real property" within the meaning of Treasury Regulation
(S)1.593-11(b)(iv), and (y) shall be reduced by the "adjusted issue price" (within the meaning of Code (S) 1272(a)(4)) (the "Tax Adjusted Issue Price") of
                                                  ------------------------
any indebtedness, other than the Loan, secured by a Lien affecting such Facility, which Lien is prior to or on a parity with the Lien created under the Related Mortgage.

            "Third Party Payors' Programs" has the meaning set forth in Section
             ----------------------------                               -------
4.1(b)(al)(v).
-------------

            "Title Instruction Letter" means an instruction letter in form and
             ------------------------
substance satisfactory to Lender in Lender's discretion.

            "Title Insurance Policy" means, with respect to a Facility, the loan
             ----------------------
policy of title insurance for such Facility issued by Title Insurer with respect to such Facility in an amount acceptable to Lender and insuring the first priority lien in favor of Lender created by the Related Mortgage, in each case acceptable to Lender in Lender's discretion and "Title Insurance Policies" means
                                                 ------------------------
all such policies collectively.

            "Title Insurer" means Chicago Title Insurance Company and any
             -------------
reinsurer reasonably required by Lender and/or any other nationally recognized title insurance company acceptable to Lender in Lender's reasonable discretion;

provided, however, that the reinsurer of any Title Insurance Policy may include,
--------  -------
in amounts reasonably acceptable to Lender, Lawyers Title Insurance Corporation, First American Title Insurance Corporation or Stewart Title Guaranty Company.

            "Transaction Costs" means all fees, costs, expenses and
             -----------------
disbursements paid or payable by Borrower relating to the Transactions, including, without limitation, all appraisal fees, legal fees, accounting fees and the costs and expenses described in Section 8.24.
                                        ------- ----

            "Transactions" means the transactions contemplated by the Loan
             ------------
Documents.

            "Transfer" means any conveyance, transfer (including, without
             --------
limitation, any transfer of any direct or indirect legal or beneficial interest (including, without limitation, any profit interest) in Borrower, the Subsequent Operator or any SPE Equity Owner), sale, Lease (including, without limitation, any amendment, extension, modification, waiver or renewal thereof), or Lien, whether by law or otherwise, of, on or affecting any Collateral, Borrower, the Subsequent Operator or any SPE Equity Owner, other than a Permitted Transfer.

            "UCC" means, with respect to any Collateral, the Uniform Commercial
             ---
Code in effect in the jurisdiction in which the relevant Collateral is located.

            "UCC Searches" has the meaning provided in Section 3.1.
             ------------                              ------- ---

            "U.S. Obligations" means obligations or securities not subject to
             ----------------
prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America.

            "Underwriting NOI Criteria" shall have the meaning set forth in
             -------------------------
Exhibit D.
---------

            "Use" means, with respect to any Hazardous Substance, the
             ---
generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation to or from the property by any Person of any Hazardous Substance.


"Yield Maintenance Premium" means, if all or any portion of the Note is
 -------------------------
accelerated, the amount that, when added to the amount otherwise due as a result of such acceleration, would be sufficient to purchase U.S. Obligations (a) having maturity dates on or prior to, but as close as possible to, successive scheduled Payment Dates (after the date of such acceleration of the Note) upon which Payment Dates interest and principal payments would be required under the Note as though the Maturity Date of the Note was the Optional Prepayment Date and (b) in amounts sufficient to pay all scheduled principal and interest payments on the Note as if the Maturity Date of the Note was the Optional Prepayment Date (but without any adjustment of the monthly amortization schedule); provided, however, under no circumstances shall the Yield Maintenance
           --------  -------
Premium be less than zero.

                                   ARTICLE II

                                 GENERAL TERMS
                                 -------------

          Section 2.1  Amount of the Loan.  Lender shall lend to Borrower a
                       -------------------
total aggregate amount equal to the Loan Amount.

          Section 2.2 Use of Proceeds.  Proceeds of the Loan shall be used for
                      ----------------
the following purposes: (a) to pay the acquisition costs for the Facilities owned by Borrower, (b) to fund any upfront reserves or escrow amounts required hereunder, and (c) to pay any

Transaction Costs. Any excess will be available to Borrower and may be used for any lawful purpose.

          Section 2.3 Security for the Loan. The Note and Borrower's
                      ---------------------
obligations hereunder and under the other Loan Documents shall be secured by the Mortgages, the Assignments of Leases, the Assignments of Agreements and the security interests and Liens granted in this Agreement and in the other Loan Documents.

            Section 2.4 Borrower's Note.
                        ----------------
(a) Borrower's obligation to pay the principal of and interest on the Loan (including Late Charges, Default Rate interest, and the Yield Maintenance Premium, if any), shall be evidenced by this Agreement and by the Note, duly executed and delivered by Borrower. The Note shall be payable as to principal, interest, Late Charges, Default Rate interest and Yield Maintenance Premium, if any, as specified in this Agreement, with a final maturity on the Maturity Date. Borrower shall pay all outstanding Indebtedness on the Maturity Date.

          (b) Lender is hereby authorized, at its option, (i) to endorse on a schedule attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of each payment of principal, interest, Late Charges, Default Rate interest and Yield Maintenance Premium, if any, in respect thereof, which schedule shall be made available to Borrower, at Borrower's sole cost and expense on reasonable advance notice, for examination at Lender's offices and/or
(ii) to record the Allocated Loan Amounts in its books and records.

            Section 2.5  Principal and Interest Payments.
                         --------------------------------

          (a) Accrual of Interest before the Optional Prepayment Date.  Prior
              -------------------------------------------------------
to the Optional Prepayment Date, interest shall accrue on the outstanding principal balance of the Note and all the other amounts due to Lender under the Loan Documents, at the Initial Interest Rate.

          (b) Accrual of Interest on and after the Optional Prepayment Date.
              -------------------------------------------------------------
Commencing on the Optional Prepayment Date, interest shall accrue on the outstanding principal balance of the Note and all other amounts due to Lender under the Loan Documents at the Revised Interest Rate.

          (c) Monthly Base Payments of Principal and Interest.  Commencing
              ------------------------------------------------
on the first Payment Date after the Closing Date, and continuing on each Payment Date thereafter until the Stabilization Date, Borrower shall pay to Lender monthly payments of accrued interest only on the Principal Indebtedness. On each Payment Date commencing on the Payment Date immediately following the Stabilization Date, Borrower shall pay to Lender a monthly constant payment of principal and interest, which payment shall be based on the Initial Interest Rate and an amortization schedule of 300 months. Each payment required to be made by Borrower pursuant to this Section 2.5(c) is hereinafter sometimes
                                  ------- ------
referred to as a "Base Payment".
                  ------------

          (d) Payments of Excess Cash Flow.  On and after the earlier to
              ----------------------------
occur of (i) the Optional Prepayment Date or (ii) at Lender's sole election, upon the occurrence of an Event of Default hereunder, any date on or after the occurrence of such Event of Default, in addition to the Base Payment, Borrower shall pay to Lender all Excess Cash Flow to be applied as described in Section
                                                                       -------
2.7.
---

          (e) Payments of Excess of Revised Interest Rate Over Initial
              --------------------------------------------------------
Interest Rate.  To the extent, for any period, that accrued interest at the
-------------
Revised Interest Rate exceeds interest required to be paid hereunder for such period at the Initial Interest Rate (such amount, the "Accrued Interest"),
                                                       ----------------
Borrower shall only be required to pay such Accrued Interest after the outstanding principal balance of the Note has been paid in full. Unpaid Accrued Interest shall accrue interest at the Revised Interest Rate and shall be computed based on the actual number of days elapsed, based on a 360-day year, compounded monthly .

          (f) Payment Dates.  All payments required to be made pursuant to
              -------------
paragraphs (a) through (f) above shall be made beginning on the first Payment
----------
Date immediately after the end of the second Interest Accrual Period; provided,
                                                                      --------
however, that Borrower shall pay interest for the first Interest Accrual Period
-------
on the Closing Date.

          (g) Calculation of Interest.  Interest shall accrue on the
              -----------------------
outstanding principal balance of the Loan and all other amounts due to Lender under the Loan Documents commencing upon the Closing Date. Interest shall accrue on Accrued Interest commencing on the first Payment Date following the Optional Prepayment Date. Interest shall be computed on the actual number of days elapsed, based on a 360 day year, compounded monthly.

          (h) Default Rate Interest.  Upon the earlier to occur of a Late
              ---------------------
Payment or an Event of Default, if any, the entire unpaid amount outstanding hereunder and under the Note will bear interest at the Default Rate.

          (i) Late Charge.  If Borrower fails to make any payment of any
              -----------
sums due under the Loan Documents on the date when the same is due, without giving effect to any cure period, if any, Borrower shall pay a Late Charge.

          (j) Maturity Date.  On the Maturity Date, Borrower shall pay to
              -------------
Lender all amounts owing under the Loan Documents including, without limitation, interest, principal, Late Charges, Default Rate interest, Accrued Interest and any Yield Maintenance Premium; provided, however, Yield Maintenance Premium
                               --------  -------
shall only be due and payable if the Maturity Date occurs as a result of acceleration of the Note.

            Section 2.6  Prepayment.
                         ----------

          (a) On and after the earlier to occur of (i) the Optional
Prepayment Date or (ii) at Lender's election, upon the occurrence of an Event of Default hereunder, any date on or after such Event of Default, in addition to all other payments required hereunder, Borrower shall pay and use all Excess Cash Flow to prepay the Loan on each Payment Date in accordance with Section
                                                                     -------
2.11(g) and Section 2.7 and, after payment in full of the Principal Indebtedness
-------     ------- ---
(but not Accrued Interest or interest thereon) to pay Accrued Interest and interest thereon and all other amounts then owing.

          (b) If Borrower is required by Lender under the provisions of any Mortgage to prepay the Loan or any portion thereof in the event of damage to or destruction of, or a Taking of a Facility, Borrower shall prepay the Loan to the full extent of the Insurance Proceeds or the Condemnation Proceeds, as applicable, and there shall be no Yield Maintenance Premium or penalty assessed against Borrower by reason of such prepayment.

          (c) On and after the Optional Prepayment Date (provided no Default or Event of Default has occurred), Borrower may voluntarily prepay the Loan in whole or in part, and there shall be no Yield Maintenance Premium or penalty assessed against Borrower by reason of such prepayment.

              (d)  All prepayments made pursuant to this Section shall be
                                                         -------
applied in accordance with the provisions of Section 2.7.
                                             ------- ---

              (e) Any prepayment of the Loan by Borrower shall be made on a Payment Date.

              (f) Borrower shall not be permitted at any time to prepay all or any part of the Loan except as expressly provided in this Section.
                                                          -------
          Section 2.7  Application of Payments.  Prior to the occurrence of an
                       -----------------------
Event of Default, all proceeds of any repayment, including prepayments, of the Loan shall be applied to pay: first, any costs and expenses of Lender,
                               -----
including, without limitation, the Lender's reasonable attorney's fees and disbursements actually arising as a result of such repayment or reasonably expended by Lender to protect the Collateral; second, accrued and unpaid
                                              ------
interest at the Initial Interest Rate; third, to the Principal Indebtedness (but
                                       -----
not to Accrued Interest or interest thereon); fourth, to Accrued Interest and
                                              ------
interest accrued thereon; and fifth, any other amounts then due and owing under
                              -----
the Loan Documents. After the occurrence of an Event of Default, all proceeds of repayment, including any payment or recovery on the Collateral shall, unless otherwise provided in the Mortgage, be applied in such order and in such manner as Lender shall elect in Lender's discretion.

          Section 2.8  Payment of Debt Service, Method and Place of Payment.
                       ----------------------------------------------------

              (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 12:00 noon, New York City time, on the date when due, and shall be made in lawful money of the United States of America in federal or other immediately available funds to an account specified to Borrower by Lender in writing, and any funds received by Lender after such time, for all purposes hereof, shall be deemed to have been paid on the next succeeding Business Day.

              (b) All payments made by Borrower hereunder or by Borrower under the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims.

          Section 2.9  Taxes. All payments made by Borrower under this Agreement
                       -----
and under the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

          Section 2.10 Defeasance Requirements.
                       -----------------------

              (a) Provided that no Default or Event of Default has occurred, after the earlier to occur of (i) two (2) years after the Start-Up Day and (ii) four (4) years after the Closing Date (but only before the Optional Prepayment
Date), Borrower may voluntarily defease (A) all of the Loan or (B) part of the Loan on a Facility-by-Facility basis, or (C) part of the Loan on a non-Facility-by-Facility basis, but only pursuant to Section 5.1(p).
                                        ------- ------

              (b) Any defeasance of the Loan by Borrower shall be made on a Payment Date.

              (c) Borrower shall not be permitted at any time to defease all or any part of the Loan except as expressly provided in this Section.
                                                             -------

              (d) Subject to the terms and conditions of this Agreement, Borrower may defease the Loan if Borrower: (i) provides, in the case of a defeasance pursuant to Section 5.1(p), not less than ten (10) days, and, in all
                       ------- ------
other cases, not less than thirty (30) days prior written notice to the Lender specifying a Payment Date (the "Defeasance Release Date") on which the payments
                                -----------------------
provided in clauses (ii) and (iii) below are to be made and the deposit provided in clause (iv) below is to be made, (ii) pays all interest accrued and unpaid on the Principal Indebtedness to and including the Defeasance Release Date, (iii) pays all other sums then due and payable under the Loan Documents, (iv) deposits with the Lender an amount equal to the Defeasance Deposit, and (v) in the case of a defeasance in part on a Facility-by-Facility basis, provides to Lender evidence satisfactory to Lender that the Defeasance Debt Service Coverage Ratio for all Facilities (after giving effect to the defeasance and calculated on the basis of the prior twelve (12) calendar months) shall be greater than the greater of (x) 1.40 and (y) the Debt Service Coverage Ratio (calculated on the basis of the prior twelve (12) calendar months) for all Facilities as of the Payment Date immediately preceding the Defeasance Release Date, and (vi) delivers to the Lender (A) a security agreement, in form and substance satisfactory to Lender, creating a first priority perfected Lien on the deposits required pursuant to this Section and the U.S. Obligations purchased on behalf
                          -------
of Borrower in accordance with this Section (the "Security Agreement"), (B) for
                                    -------       ------------------
execution by the Lender, a release of each relevant Mortgaged Property from the lien of the Related Mortgage in a form appropriate for each jurisdiction in which the relevant Mortgaged Property is located, (C) an Officer's Certificate of Borrower certifying that the requirements set forth in this Section have been
                                                               -------
satisfied including, without limitation, that no Default or Event of Default has occurred, (D) an opinion of Borrower's counsel in form and substance satisfactory to the Lender stating, among other things, (x) that, without qualification, the U.S. Obligations have been duly and validly assigned and delivered to Lender and Lender has a first priority perfected security interest in and Lien on the deposits required pursuant to this Section and a first
                                                      -------
priority perfected security interest in and Lien on the U.S. Obligations purchased pursuant hereto and the Proceeds thereof, and (y) that the defeasance will not adversely affect the status of any REMIC formed in connection with a Securitization, and (E) such other certificates, documents or instruments as the Lender may request including, without limitation, (x) written confirmation from the relevant Rating Agencies that such defeasance will not cause any Rating Agency to withdraw, qualify or downgrade the then-applicable rating on any security issued in connection with any Securitization and (y) a certificate from an Independent certified public accountant certifying that the amounts of the U.S. Obligations comply with all of the requirements of this Loan Agreement.

              (e) The U.S. Obligations shall mature on or be redeemable, or provide for payment thereon, on or prior to the Business Day immediately preceding the date on which payments under the Note are due and payable and the proceeds thereof shall be payable directly to the Lender. In connection with the foregoing, Borrower appoints the Lender as Borrower's agent for the purpose of applying the amounts delivered pursuant to clause (d)(iv) above to purchase
                                              --------------
U.S. Obligations.

              (f) If any notice of defeasance is given, Borrower shall be required to defease the Loan (or a portion thereof if such defeasance is a partial defeasance) on the specified Payment Date (unless such notice is revoked in writing by Borrower prior to the date specified therein in which event Borrower shall immediately reimburse Lender for any costs incurred by Lender in connection with Borrower's giving of such notice and revocation).

              (g)  Upon compliance with the requirements of this Section in the
                                                                  -------
event of a total defeasance of the Loan, or a partial defeasance of the Loan on a Facility by

Facility basis, the relevant Mortgaged Property as to which such defeasance has been consummated shall be released from the lien of the Related Mortgage.

              (h) In connection with a complete defeasance of the Loan, Borrower may be required by Lender to assign its obligations under the Note, the other Loan Documents and the Security Agreements together with the pledged U.S. Obligations to such other entity or entities established or designated by Lender (the "Successor Mortgagor"). Such Successor Mortgagor shall assume the
      -------------------
obligations under the Note, the other Loan Documents and the Security Agreements and, upon such assignment Borrower shall, except as set forth herein, be relieved of its obligations hereunder.

              (i)  Nothing in this Section shall release Borrower from any
                                   -------
liability or obligation relating to any environmental matters arising under

Sections 4.1(v)  or 5.1(d) through 5.1(i), inclusive, hereof.
-------- ------     ------         ------


          Section 2.11 Central Cash Management.
                       ------------------------

              (a)  Collection Accounts and Security Deposit Accounts.
                   -------------------------------------------------

                   (i) Borrower shall open and maintain at the Collection Account Bank two (2) trust accounts (the "Collection Account" and the "Security
                                          ------------------           --------
Deposit Account", respectively).
---------------

                   (ii) The Collection Account shall be assigned an identification number by the relevant Collection Account Bank and shall be opened and maintained in the name "Nomura Asset Capital Corporation as Mortgagee of G&L Hampden, LLC." Borrower, Operators and Manager shall not have any right of withdrawal from the Collection Account. Each Operator will direct the Receivables Lender to deposit all Receivables Financing Proceeds into the Cash Collateral Account pursuant to a letter of instructions by such Operator (the

"Letter of Instructions").  Upon the occurrence of a Receivables Termination
-----------------------
Date, Borrower shall cause the applicable Operator to direct the payors under Third-Party Payors' Programs to remit all payments directly to the Cash Collateral Account or Collection Account, as requested by Lender. Borrower will direct and shall cause the Operators to deposit all lease payments under the Operator Leases and all Rents, Moneys and Gross Revenue directly into the Collection Account and shall cause all checks to be made payable to the name of the

Collection Account and Operators will direct all payors under the Third Party Payors' Programs to deposit all payments thereunder directly into the Collection Account. Without in any way limiting Borrower's or Operators' obligations pursuant to the preceding sentence, Borrower and each Operator shall deposit directly into the Collection Account all Rents, Moneys or other items of Gross Revenue (other than security deposits) received by Borrower or any Operator in violation or contradiction of the preceding sentence within one (1) Business Day after receipt thereof.

                   (iii) The Security Deposit Account shall be assigned an identification number by the Collection Account Bank and shall be opened and maintained in the name "Nomura Asset Capital Corporation as Mortgagee of G&L Hampden, LLC." Borrower will direct and cause each Operator to deposit all security deposits with respect to the Facility directly into the Security Deposit Account and shall cause all relevant checks to be made payable to the name of the Security Deposit Account. Without in any way limiting Borrower's obligations pursuant to the preceding sentence, Borrower shall deposit directly into the Security Deposit Account all security deposits received by Borrower in violation or contradiction of the preceding sentence, within one (1) Business Day after receipt thereof. Borrower, Operators and Manager shall not have any right of withdrawal from the Security Deposit Account except that, prior to the occurrence of an Event of Default, Borrower may withdraw funds from the Security Deposit Account in accordance with the Collection Account Agreement. Borrower may designate a new financial institution to serve as a Collection Account Bank if approved by Lender in Lender's discretion. If any Collection Account Bank resigns pursuant to the terms of any Collection Account Agreement, Borrower shall replace such Collection Account Bank with a bank and documentation acceptable to Lender prior to the date that such resignation becomes effective pursuant to such Collection Account Agreement.

                   (iv)   Any breach of this Section by Borrower shall be an
                                             -------
Event of Default.

              (b)  Payments.  Pursuant to the Collection Account Agreement
                   --------
among the Collection Account Bank, Borrower and Lender (each a "Collection
                                                                ----------
Account Agreement"), Borrower will authorize and direct the Collection Account
-----------------
Bank to transfer on a daily basis, all funds deposited in the Collection Account to Lender or Lender's designee to be held in an Eligible Account established by Lender or Lender's designee (the "Cash Collateral Account"). The Cash
                                  -----------------------
Collateral Account shall be under the sole dominion and control of Lender. None of

Borrower, Operators or Manager shall have any right of withdrawal in respect to the Cash Collateral Account.

              (c)  Establishment of Sub-Accounts.  The Cash Collateral Account
                   -----------------------------
shall contain a Debt Service Payment Sub-Account, a Basic Carrying Costs Sub-Account, a Capital Reserve Sub-Account and an Operating Expense Sub-Account, each of which sub-accounts (i) may be ledger or book entry accounts and need not be actual accounts (individually, a "Sub-Account" and collectively, the "Sub-
                                     -----------                         ---
Accounts") and (ii) shall be an Eligible Account to which certain funds shall be
--------
allocated and from which disbursements shall be made pursuant to the terms of this Loan Agreement.

              (d)  Permitted Investments.  Upon the written request of
                   ---------------------
Borrower, which request may be made once per Interest Accrual Period, Lender shall direct the Cash Collateral Account Bank to invest and reinvest any balance in the Cash Collateral Account from time to time in Permitted Investments as instructed by Borrower; provided, however, that: (i) if Borrower fails to so
                        --------  -------
instruct Lender, or if a Default or an Event of Default shall have occurred, Lender may direct the Cash Collateral Account Bank to invest and reinvest such balance in Permitted Investments as Lender shall determine in Lender's discretion; (ii) the maturities of the Permitted Investments on deposit in the Cash Collateral Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the Sub-Accounts must be made; (iii) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Lender; (iv) no Permitted Investment shall be made unless Lender shall retain a first priority perfected Lien in such Permitted Investment and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien have been taken; (v) Lender shall only be required to follow the written investment instructions which were most recently received by Lender and Borrower shall be bound by such last received investment instructions; and (vi) any request from Borrower containing investment instructions shall contain an Officer's Certificate from Borrower (which may be conclusively relied upon by Lender and its agents) that any such investments constitute Permitted Investments. It is the intention of the parties hereto that all amounts deposited in the Cash Collateral Account shall at all times be invested in Permitted Investments. All funds in the Cash Collateral Account that are invested in a Permitted Investment are deemed to be held in such Cash Collateral Account for all purposes of this Agreement and the other Loan Documents. Lender shall have no liability for any loss in investments of funds in the Cash Collateral Account that are invested in Permitted Investments (unless invested contrary to Borrower's request other than after the occurrence of a Default or an Event of Default) and no such loss shall affect Borrower's obligation to fund, or liability for funding, the Cash Collateral Account and each Sub-Account, as the case may be. Borrower and Lender agree that Borrower shall include all such earnings and losses (other than those for Lender's account in accordance with the immediately preceding sentence) on the Cash Collateral Account as income of Borrower for federal and applicable state tax purposes. Borrower shall be responsible for any and all fees, costs and expenses with respect to Permitted Investments.

              (e)  Interest on Accounts.  All interest paid or other earnings
                   --------------------
on the Permitted Investments made hereunder shall be income of Borrower and shall be deposited into the Cash Collateral Account and shall be subject to allocation and distribution like any other monies deposited therein.

              (f)  Payment of Basic Carrying Costs, Debt Service, Capital
                   ------------------------------------------------------
Improvement Costs and Operating Expenses.
----------------------------------------

(i)  Payment of Basic Carrying Costs.
     -------------------------------

                                a.  At least five (5) Business Days prior to the
due date of any Basic Carrying Cost payment, and not more frequently than once each Interest Accrual Period, Borrower shall notify Lender in writing and request that Lender make such Basic Carrying Cost payment on behalf of Borrower or, to the extent an Operator is obligated under an Operator Lease to pay such Basic Carrying Cost, on behalf of such Operator, on or prior to the due date thereof. Together with each such request, Borrower shall furnish Lender with copies of bills and other documentation as may be reasonably required by Lender to establish that such Basic Carrying Cost payment is then due. Lender shall be entitled to conclusively rely on all bills or other documentation received from Borrower, in each case without independent investigation or verification. Lender shall make such payments out of the Basic Carrying Cost Sub-Account before the same shall be delinquent to the extent that there are funds available in the Basic Carrying Cost Sub-Account and Lender has received appropriate documentation to establish the amount(s) due and the due date(s) as and when provided above.

                                b.  Except to the extent that Lender is
obligated to pay Basic Carrying Costs from the Basic Carrying Costs Sub-Account pursuant to the terms of this

Section, Borrower shall pay all Basic Carrying Costs with respect to itself and
-------
the Facility in accordance with the provisions of the Mortgage. Borrower's obligation to pay (or enable Lender to pay) Basic Carrying Costs pursuant to this Agreement shall include, to the extent permitted by applicable law, Impositions resulting from future changes in law which impose upon Lender or any Deed of Trust Trustee an obligation to pay any property taxes or other Impositions or which otherwise adversely affect Lender's or the Deed of Trust Trustee's interests. (In the event such a change in law prohibits Borrower from assuming liability for payment of any such Imposition, the outstanding Indebtedness shall, at the option of Lender, become due and payable on the date that is one hundred twenty (120) days after such change in law; and failure to pay such amounts on the date due shall be an Event of Default.) If an Event of Default has occurred, the proceeds on deposit in the Basic Carrying Costs Sub-Account may be applied by Lender in any manner as Lender in its discretion may determine.

                   (ii)   Payment of Debt Service. At or before 12:00 noon, New
                          -----------------------
York City time, on each Payment Date during the term of the Loan, Lender shall transfer to Lender's own account from the Debt Service Payment Sub-Account an amount equal to the Required Debt Service Payment for the applicable Payment Date. Borrower shall be deemed to have timely made the Required Debt Service Payment pursuant to Section 2.8 regardless of the time Lender makes such
                    ------- ---
transfer as long as sufficient funds are on deposit in the Debt Service Payment Sub-Account at 12:00 noon, New York City time on the applicable Payment Date.

                   (iii)  Payment of Capital Improvement Costs.   Not more
                           ------------------------------------
frequently than twice each Interest Accrual Period, and provided that no Default or Event of Default has occurred, Borrower may notify Lender in writing and request that Lender release to Borrower or its designee funds from the Capital Reserve Sub-Account, to the extent funds are available therein, for payment of Capital Improvement Costs. Together with each such request, Borrower shall furnish Lender with copies of bills and other documentation as may be reasonably required by Lender to establish that such Capital Improvement Costs are reasonable, that the work relating thereto has been completed and that such amounts are then due or have been paid. Lender shall approve or disapprove such request within ten (10) Business Days after Lender's receipt of such request and, if approved, Lender shall release the funds to Borrower or Borrower's designee within ten (10) Business Days after Lender's approval. Upon completion of the repairs and environmental remediation to the Facility itemized on Exhibit
                                                                         -------
C hereto, Borrower may provide Lender with the documentation described in this
-
paragraph and subject to the terms set forth in this paragraph, Lender shall release the remainder of the Initial Capital Reserve Amount, to the extent such funds have not been released to Borrower.

                   (iv)   Intentionally deleted.

                   (v)    Payment of Operating Expenses.  On and after the
                          -----------------------------
Optional Prepayment Date, not more frequently than once each Interest Accrual Period and provided that no Default or Event of Default has occurred, Lender shall direct the Cash Collateral Account Bank to, within five (5) Business Days after Lender's receipt of an Operating Expense Certificate from Borrower, such Operating Expense Certificate to be delivered by Borrower not more frequently than once each Interest Accrual Period, transfer funds to Borrower or its designee from the Operating Expense Sub-Account, to the extent that there are funds available therein, in an amount not to exceed the amount stated in the Operating Expense Certificate up to the Operating Expense Monthly Installment. Together with each such Operating Expense Certificate, Borrower shall furnish Lender with an Officer's Certificate stating that all operating expenses from previous periods have been paid in full and that such amounts are then due or have been paid.

                   (vi)   Extra Funds for Operating Expenses.  On and after the
                          ----------------------------------
Optional Prepayment Date, not more frequently than once each Interest Accrual Period and provided that no Default or Event of Default has occurred, if in a given Interest Accrual Period, Borrower requires amounts in excess of the Operating Expense Monthly Installment (such excess amounts, "Extra Funds"),
                                                             -----------
Borrower, at the time it delivers the Operating Expense Certificate, may deliver a written request to Lender for a disbursement of Extra Funds stating the amount of such Extra Funds and the purpose for such amount, together with copies of bills and other documentation as may be required by Lender to establish that such Extra Funds operating expenses are reasonable and that such amounts are then due or expected to become due in that month. Lender shall approve or disapprove such request within ten (10) Business Days after Lender's receipt of such request and, if approved, Lender shall release the Extra Funds to Borrower or its designee within ten (10) Business Days after Lender's approval.

                   (vii)  Reconciliation.   Borrower shall furnish Lender
                          --------------
monthly, on each Payment Date on and after the Optional Prepayment Date, a budget variance report reconciling the Operating Expenses shown on the Annual Operating Budget with requested disbursements for payment of Operating Expenses pursuant to Section 2.11(f).
            ------- --------

          (g) Monthly Funding of Sub-Accounts.   During each Interest Accrual
              -------------------------------
Period and, except as provided below, during the term of the Loan commencing with the Interest Accrual Period in which the Closing Date occurs (each, the

"Current Interest Accrual Period"), Lender shall allocate all funds then on
--------------------------------
deposit in the Cash Collateral Account among the Sub-Accounts as follows and in the following priority:

(i)  first, on and after the Stabilization Date, to the
     -----
Basic Carrying Costs Sub-Account, until an amount equal to the Basic Carrying Costs Monthly Installment for the Current Interest Accrual Period has been allocated to the Basic Carrying Costs Sub-Account;

              (ii)   second, to the Debt Service Payment Sub-Account, until
                     ------
an amount equal to the Required Base Debt Service Payment for the Payment Date immediately after the Current Interest Accrual Period has been allocated to the Debt Service Payment Sub-Account;

              (iii)  third, on and after the Stabilization Date, to the
                     -----
Capital Reserve Sub-Account, until an amount equal to the Capital Reserve Monthly Installment for the Current Interest Accrual Period has been allocated to the Capital Reserve Sub-Account;

              (iv)  fourth, on and after the Optional Prepayment Date, or
                    ------
at Lender's election, upon the occurrence of an Event of Default, any date on or after the occurrence of such Event of Default, to the Operating Expense Sub-Account, until an amount equal to the Operating Expense Monthly Installment for the Current Interest Accrual Period has been allocated to the Operating Expense Sub-Account; and

              (v)   fifth, provided that (i) no Event of Default has
                    -----
occurred and (ii) Lender has received all financial information described in

Section 5.1(Q) for the most recent periods for which the same are due, Lender
------- ------
agrees that in each Current Interest Accrual Period any amounts deposited into or remaining in the Cash Collateral Account after (A) the minimum amounts set forth in clauses (i), (ii), (iii), and (iv) above have been satisfied with
         -----------  ----  -----      ----
respect to the Current Interest Accrual Period and any periods prior thereto and
(B) the funding of additional reserves at levels determined by Borrower to be prudent for working capital, Capital Improvement Costs and other Borrower costs, which levels shall be satisfactory to Lender, in Lender's discretion, shall be disbursed by Lender on the first Payment Date after the end of the then Current Interest Accrual Period, at Borrower's expense, to such account that Borrower may request in writing. Lender and its agents shall not be responsible for monitoring Borrower's use of any funds disbursed from the Cash Collateral Account or any of the Sub-Accounts. Notwithstanding anything in this Agreement to the contrary, on and after the Optional Prepayment Date, any amounts deposited into or remaining in the Cash Collateral Account after (A) the minimum amounts set forth in clauses (i), (ii), (iii), and (iv) above have been
                             -----------   --    ---        --
satisfied with respect to the Current Interest Accrual Period and any periods prior thereto and (B) the funding of additional reserves at levels determined by Borrower to be prudent for working capital, Capital Improvement Costs and other Borrower costs, which levels shall be satisfactory to Lender, in Lender's discretion (such remaining amounts, the "Excess Cash Flow"), shall be allocated
                                         ----------------
to the Debt Service Sub-Account and be applied by Lender on each Payment Date in accordance with Section 2.7 and shall not be disbursed to Borrower; and further
                ------- ---                                             -------
provided, however, that if an Event of Default has occurred any amounts
--------  -------
deposited into or remaining in the Cash Collateral Account shall be for the account of Lender and may be withdrawn by Lender to be applied in any manner as Lender may elect in Lender's discretion.

          If an Event of Default has occurred or if on any Payment Date the balance in any Sub-Account is insufficient to make the required payment due from such Sub-Account, Lender may, in its sole discretion, in addition to any other rights and remedies available hereunder, withdraw funds from any other Sub-Account to pay such deficiency. If Lender elects to apply funds of any such Sub-Account to pay any Required Base Debt Service Payment, Borrower shall, upon demand, repay to Lender the amount of such withdrawn funds to replenish such Sub-Account, and if Borrower shall fail to repay such amounts within one (1) Business Day after notice of such withdrawal, an Event of Default shall exist hereunder. Notwithstanding anything contained herein to the contrary, on the Closing Date Borrower shall deposit (i) the Initial Basic Carrying Costs Amount into the Basic Carrying Costs Sub-Account and (ii) the Initial Capital Reserve Amount into the Capital Reserve Sub-Account.

          (h) Termination of Central Cash Management.  The obligations of
              --------------------------------------
Borrower under Section 2.11 and Section 2.12 to maintain and fund each
               ------- ----     ------- ----
Collection Account and the Cash Collateral Account shall terminate in their entirety and be of no further force or effect upon the satisfaction of each of the following conditions: (i) no Default or Event of Default shall have occurred and is continuing; (ii) the total defeasance of the Loan in accordance with the provisions of this Agreement and the other Loan Documents; (iii) the release of the Mortgages by Lender in accordance with the provisions of this Agreement and the other Loan Documents; and (iv) Borrower's receipt of Lender's written acknowledgement that the conditions described in (i), (ii) and (iii) above have been satisfied
                                  -    --       ---
to Lender's satisfaction.


          Section 2.12  Security Agreement.
                        ------------------

              (a)  Pledge of Accounts.  To secure the full and punctual payment
                   ------------------
and performance of all of the Indebtedness, Borrower hereby sells, assigns, conveys, pledges and transfers to Lender and grants to Lender a first and continuing Lien on and security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the "Account Collateral"):
                                  ------------------

                   (i) all of Borrower's right, title and interest in the Cash Collateral Account (including all Sub-Accounts) and all Money and Permitted Investments, if any, from time to time deposited or held in the Cash Collateral Account;

                   (ii) all of Borrower's right, title and interest in each Collection Account and Security Deposit Account and all Money, if any, from time to time deposited or held in each Collection Account and Security Deposit Account;

                   (iii) all interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing; and

                   (iv)   to the extent not covered by clauses (i), (ii), or
                                                       -----------  ----
(iii) above, all Proceeds and products of any or all of the foregoing.
-----

              (b)  Covenants.  Borrower covenants that (i) all Rents, Money,
                   ---------
and other items of Gross Revenue received by Borrower, the Subsequent Operator or Manager, shall be deposited by Borrower, the Subsequent Operator or Manager, as applicable, directly into the Collection Account or the Security Deposit Account, as applicable, in accordance with Section 2.11(a), (ii) Borrower shall
                                           ------- -------
cause each Operator to cause all Receivables Financing Proceeds to be deposited by the Receivables Lender directly into the Cash Collateral Account in accordance with Section 2.11(a) and (iii) so long as any portion of the
                ---------------
Indebtedness is outstanding, Borrower shall not open (nor permit any Operator, Manager or any Person to open) any other accounts for the collection of Rents (as defined herein), Money (as defined herein) or other items of Gross Revenue, other than a replacement Collection Account or Security Deposit Account approved by Lender in Lender's discretion.

              (c)  Instructions and Agreements.  On or before the Closing Date,
                   ---------------------------
Borrower will submit to each Collection Account Bank for each Facility a Collection Account Agreement to be executed by such Collection Account Bank.

              (d)  Financing Statements; Further Assurances.  Borrower will
                   ----------------------------------------
execute and deliver to Lender for filing a financing statement or statements in connection with the Account Collateral in the form required to properly perfect Lender's security interest in the Account Collateral to the extent that it may be perfected by such a filing. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower shall promptly execute and deliver all further instruments, and take all further action, that Lender may request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby, or to enable Lender to exercise and enforce Lender's rights and remedies hereunder with respect to, the Account Collateral.

              (e)  Transfers and Other Liens.  Borrower agrees that it will not
                   -------------------------
sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms hereof and of the other Loan Documents, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Lender under this Agreement.

              (f)  Lender's Reasonable Care.  Beyond the exercise of reasonable
                   ------------------------
care in the custody thereof, Lender shall not have any duty as to any Account Collateral or any income thereon in Lender's possession or control or in the possession or control of any agents for, or of Lender, or the preservation of rights against any Person or otherwise with respect thereto. Lender shall be deemed to have exercised reasonable care in the custody of the Account Collateral in Lender's possession if the Account Collateral is accorded treatment substantially equal to that which Lender accords Lender's own property, it being understood that Lender shall not be liable or responsible for
(i) any loss or damage to any of the Account Collateral, or for any diminution in value thereof from a loss of, or delay in Lender's acknowledging receipt of, any wire transfer from any Collection Account Bank or (ii) any loss, damage or diminution in value by reason of the act or omission of Lender, or Lender's agents, employees or bailees.

              (g)  Lender Appointed Attorney-In-Fact.  Borrower hereby
                   ---------------------------------
irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence of an Event of Default to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Account Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower with respect to the Account Collateral, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest.

              (h)  Continuing Security Interest; Termination.  This Section
                   -----------------------------------------        -------
shall create a continuing pledge of, Lien on and security interest in the Account Collateral and shall remain in full force and effect until payment in full of the Indebtedness. Upon payment in full of the Indebtedness, Borrower shall be entitled to the return, upon Borrower's written request and at Borrower's expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Lender shall execute such instruments and documents as may be reasonably requested by Borrower in writing to evidence such termination and the release of the pledge and Lien hereof, provided, however, that Borrower shall pay on demand all of Lender's
        --------  -------
reasonable expenses in connection therewith.

          Section 2.13 Securitization. Borrower hereby acknowledges that
                       --------------
Lender, its successors or assigns, may sell or securitize the Loan or portions thereof in one or more transactions through the issuance of securities, which securities may be rated by the Rating Agencies (each, a "Securitization"; and
                                                         --------------
collectively, the "Securitizations"). Borrower agrees that it shall cooperate
                   ---------------
with Lender and use Borrower's best efforts to facilitate the consummation of each Securitization including, without limitation, by: (i) amending or causing the amendment of this Agreement, the other Loan Documents, and executing such additional documents, instruments and agreements including amendments to Borrower's organizational documents and preparing financial statements as requested by the Rating Agencies to conform the terms of the Loan to the terms of similar loans underlying completed or pending securitized transactions having or seeking ratings similar to those then being sought in connection with the relevant Securitization (provided, however, Borrower shall not be obligated to modify the Interest Rate, Maturity Date, amortization schedule, non-recourse provisions of the Loan Documents or any material economic terms and conditions of the Loan, except to the extent that such changes are to correct clerical errors); (ii) promptly and reasonably providing such information as may be requested in connection with the preparation of a private placement memorandum, prospectus or a registration statement required to privately place or publicly distribute the securities in a manner which does not conflict with federal or state securities laws; (iii) providing in connection with each of (a) a preliminary and a private placement memorandum or (b) a preliminary and final prospectus, as applicable, an indemnification certificate (x) certifying that Borrower has carefully examined such private placement memorandum, prospectus or registration statement, as applicable, including, without limitation, the sections entitled "Special Considerations", "Description of the Mortgage Loan", "The Underlying Mortgaged Properties", "The Managers", "Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections requested) insofar as they relate to Borrower, its Affiliates, the Loan or the Facilities do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that Borrower shall not be required to indemnify Lender for any losses relating to untrue statements or omissions which Borrower identified to Lender in writing at the time of Borrower's examination of such memorandum or prospectus, as applicable, and (y) indemnifying each Indemnified Party, the Issuer and the Advisor for any losses, claims, damages, costs, expenses or liabilities (including, without limitation, all liabilities under all applicable federal and state securities laws) (collectively, the "Liabilities") to which any of them
                                           -----------
may become subject (i) insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact relating to Borrower, its Affiliates, the Loan, the Facilities, the Managers or any aspect of the subject financing or the parties directly involved therein contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading or (ii) as a result of any untrue statement of material fact in any of the financial statements of Borrower incorporated into any placement memorandum, prospectus, registration statement or other document connected with the issuance of securities or the failure to include in such financial statements or in any placement memorandum, prospectus, registration statement or other document connected with the issuance of securities any material fact relating to Borrower, its Affiliates, the Facilities, the Loan, the Managers and any aspect of the subject financing necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (z) agreeing to reimburse Lender, the Issuer and the Advisor for any legal or other expenses reasonably incurred by Lender, the Issuer and the Advisor in connection with investigating or defending the Liabilities; (iv) causing to be rendered such customary opinion letters as shall be requested by the Rating Agencies for other securitizations having or seeking ratings comparable to that then being sought for the relevant Securitization; (v) making such representations, warranties and covenants, as may be reasonably requested by the Rating Agencies and comparable to those required in other securitized transactions having or seeking the same rating as is then being sought for the Securitization; (vi) providing such information regarding the Collateral as may be reasonably requested by the Rating Agencies or otherwise required in connection with the formation of a REMIC; and (vii) providing any other information and materials required in the Securitization.

          Section 2.14 Supplemental Mortgage Affidavits. The Liens to be created
                       --------------------------------
by each Mortgage are intended to encumber the Facility described therein to the full extent of Borrower's obligations under the Loan Documents. As of the Closing Date, Borrower shall have paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Mortgages. Notwithstanding anything contained herein to the contrary, if at any time Lender determines, based on Lender's estimation of market value and applicable law, that Lender is not being afforded the maximum amount of security available from any Facility as a direct, or indirect, result of applicable taxes not having been paid with respect to the Related Mortgage, Lender may request, and Borrower agrees that it (i) will execute, acknowledge and deliver to Lender, within a reasonable period of time after Lender's request, supplemental affidavits increasing the amount of Indebtedness for which all applicable taxes have been or are required to be paid under the Related Mortgage to an amount determined by Lender, in its reasonable discretion, to be appropriate and (ii) will pay any and all applicable recording, intangible or similar taxes.


                                  ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

          Section 3.1  Conditions Precedent to the Making of the Loan.
                       ----------------------------------------------

              (a) As a condition precedent to the making of the Loan, Borrower shall have satisfied the following conditions (unless waived by Lender in accordance with Section 8.4) with respect to each Facility on or before the
                ------- ---
Closing Date:

                    (A)  Loan Documents.
                         --------------

                         (i)   Loan Agreement.  Borrower shall have executed and
                               --------------
delivered this Agreement to Lender.

                         (ii)  Note.  Borrower shall have executed and delivered
                               ----
to Lender the Note.

                         (iii) Mortgages.  Borrower shall have executed and
                               ---------
delivered to Lender the Mortgages and each Mortgage shall have been filed of record in the appropriate filing offices in the jurisdiction in which the related Facility is located or irrevocably delivered to an authorized title agent for the Title Insurer for such recordation.

                         (iv) Supplemental Mortgage Affidavits. The Liens to be
                              --------------------------------
created by each Mortgage are intended to encumber the Facility described therein to the full extent of Borrower's obligations under the Loan Documents. As of the Closing Date, Borrower shall have paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of each Mortgage.

                         (v)   Assignments of Leases.  Borrower shall have
                               ---------------------
executed and delivered to Lender the Assignments of Leases and each Assignment of Leases shall have been filed of record in the appropriate filing offices in the jurisdiction in which the related Facility is located or irrevocably delivered to an authorized title agent for the Title Insurer for such recordation.

                         (vi)  Assignments of Agreements.  Borrower shall have
                               -------------------------
executed and delivered to Lender the Assignments of Agreements and the Assignments of Agreements shall, to the extent prudent pursuant to local practice, have been filed of record in the appropriate filing offices in the jurisdiction in which the related Facility is located or irrevocably delivered to an authorized title agent for the Title Insurer for such recordation.

                         (vii) Financing Statements.  Borrower and its partners
                               --------------------
or members (and their shareholders), as applicable, shall have executed and delivered to Lender all financing statements required by Lender and such financing statements shall have been filed of record in the appropriate filing offices in each of the appropriate jurisdictions or irrevocably delivered to an authorized title agent for the Title Insurer for such recordation.

                         (viii) Intentionally deleted.

                         (ix)   Environmental Guaranty.  The Parent shall have
                                ----------------------
     executed and delivered to Lender the Environmental Guaranty.

                         (x)    Intentionally deleted.

                         (xi)   Intentionally deleted.

                         (xii)  Collection Account Agreement.  Borrower and the
                                ----------------------------
Collection Account Bank shall have executed and delivered the Collection Account Agreement and shall have delivered an executed copy of such agreement to Lender.

                         (xiii) Recourse Guaranty. The Parent shall have
                                -----------------
executed and delivered the Recourse Guaranty and executed copies of such agreement shall have been delivered to Lender.

          (B) Opinions of Counsel.  Lender shall have received from counsel
              -------------------
satisfactory to Lender, legal opinions in form and substance satisfactory to Lender in Lender's discretion (including, without limitation, a bankruptcy opinion). All such legal opinions will be addressed to Lender and the Rating Agencies, dated as of the Closing Date, and in form and substance satisfactory to Lender, the Rating Agencies and their counsel. Borrower hereby instructs any of the foregoing counsel, to the extent that such counsel represents Borrower, to deliver to Lender such opinions addressed to Lender and the Rating Agencies.

          (C) Secretary's Certificates and SPE Equity Owner's Certificate.
              -----------------------------------------------------------
Lender shall have received a Secretary's Certificate with respect to Borrower's managing equity owner and Manager and the SPE Equity Owner's Certificates with respect to Borrower. Lender shall have also received a Secretary's Certificate with respect to the Manager and the Initial Operator.

          (D) Insurance.  Lender shall have received certificates of insurance
              ---------
demonstrating insurance coverage in respect of each Facility as required by and in accordance with the Mortgages.

          (E) Lien Search Reports.  Lender shall have received satisfactory
              -------------------
reports of UCC (collectively, the "UCC Searches"), federal tax lien, bankruptcy,
                                   ------------
state tax lien, judgment and pending litigation searches conducted by a search firm reasonably acceptable to Lender. Such searches shall have been received in relation to Borrower, each Operator, and Manager and each equity owner in Borrower, Operator and Manager as well as under any "doing business as" or "also known as" names of such entities. Such searches shall have been conducted in each of the locations designated by Lender in Lender's reasonable discretion and shall have been dated not more than fifteen (15) days prior to the Closing Date.

          (F) Title Insurance Policy.  Lender shall have received (i) Title
              ----------------------
Insurance Policies or marked-up commitments (in form and substance satisfactory to Lender) from Title Insurer to issue the Title Insurance Policies and (ii) a fully executed copy of the Title Instruction Letter from the Title Insurer.

          (G) Environmental Matters.  Lender shall have received an
              ---------------------
Environmental Report with respect to each Facility.

          (H) Consents, Licenses, Approvals.  Lender shall have received copies
              ------------------------------
of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower under, and the validity and enforceability of, the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

          (I) Additional Matters.  Lender shall have received such other
              ------------------
Permits, certificates (including certificates of occupancy reflecting the permitted uses of each Facility as of the Closing Date), opinions, documents and instruments (including, without limitation, written proof from the appropriate Governmental Authority regarding the zoning of each Facility in form and substance satisfactory to Lender in Lender's discretion) relating to the Loan as may be required by Lender and all other documents and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender. Borrower shall provide Lender with information reasonably satisfactory to Lender regarding the Basic Carrying Costs on or before the Closing Date.

          (J) Representations and Warranties.  The representations and
              ------------------------------
warranties herein and in the other Loan Documents shall be true and correct.

          (K) No Injunction.  No law or regulation shall have been adopted, no
              -------------
order, judgment or decree of any Governmental Authority shall have been issued or entered, and no litigation shall be pending or threatened, which in the judgment of Lender would enjoin, prohibit or restrain, or impose or result in an adverse effect upon the making or repayment of the Loan or the consummation of the Transactions.

          (L) Security Deposits.  All security deposits with respect to each
              -----------------
Facility on the Closing Date shall have been transferred to the relevant Security Deposit Account, and Borrower shall be in compliance with all applicable Legal Requirements relating to such security deposits.

          (M) Service Contracts and Permits.  Borrower shall have delivered to
              -----------------------------
Lender true, correct and complete copies of all material contracts and Permits relating to the Facilities.

          (N) Site Inspection.  Unless waived by Lender in accordance with
              ---------------
Section 8.4, Lender shall have performed, or caused to be performed on its
------- ---
behalf, an on-site due diligence review of the Facilities to be acquired or refinanced with the Loan, the results of which shall be satisfactory to Lender in Lender's discretion.

          (O) Use. The Facilities shall be operating and operated only as
              ---
nursing homes.

          (P) Financial Information.  Lender shall have received all financial
              ---------------------
information (which financial information shall be satisfactory to Lender in Lender's discretion) relating to the Facilities including, without limitation, audited financial statements of Borrower and other financial reports requested by Lender in Lender's discretion. Such financial information shall be (i) prepared by an accounting firm approved by Lender in Lender's discretion, (ii) prepared based on a scope of work determined by Lender in Lender's discretion and (iii) in form and content acceptable to Lender in Lender's discretion.

          (Q) Management Agreement.  With respect to each Facility, Lender shall
              --------------------
have received the relevant Management Agreement.

          (R) Leases; Tenant Estoppels; Subordination, Nondisturbance and
              -----------------------------------------------------------
Attornment Agreements.  With respect to each Facility, Borrower shall have
---------------------
delivered a true, complete and correct rent roll and a copy of each of the Leases identified in such rent roll, and each Lease shall be satisfactory to Lender in Lender's discretion. Borrower shall, among other things and without limitation, provide (i) evidence that each Lease is in full force and effect and
(ii) originally executed tenant estoppel certificates and subordination, nondisturbance and attornment agreements from tenants with leases which in the aggregate account for at least one hundred percent (100%) of the total square footage of each Facility in form and substance satisfactory to Lender in Lender's discretion.

          (S) Subdivision.  Evidence satisfactory to Lender (including title
              -----------
endorsements) that the Land with respect to each Facility constitutes a separate lot for conveyance and real estate tax assessment purposes.

          (T) Transaction Costs.  Borrower shall have paid or caused
              -----------------
to be paid all Transaction Costs.

          (U) Receivables Financing.  Borrower shall have delivered an
              ---------------------
intercreditor agreement from the Receivables Lender in form satisfactory to Lender in its sole discretion and evidence that the Initial Operator has delivered the Letter of Instructions to the Receivables Lender.

     (b) Lender shall not make the Loan unless and until each of the applicable conditions precedent set forth in this Section 3.1 is satisfied and
                                                  ------- ---
until Borrower provides any other information reasonably required by Lender.

     (c) In connection with the Loan, Borrower shall execute and/or deliver to Lender all additions, amendments, modifications and supplements to the items set forth in this Article III, including, without limitation, amendments,
              -----------
modifications and supplements to the Note, any Mortgage, any Assignment of Leases, any Assignment of Agreements, and any Manager's Subordination, if reasonably requested by Lender to effectuate the provisions hereof, and to provide Lender with the full benefit of the security intended to be provided under the Loan Documents (provided, however, Borrower shall not be obligated to modify any material economic terms and conditions of this Loan). Without in any way limiting the foregoing, such additions, modifications and supplements shall include those deemed reasonably desirable by Lender's counsel in each jurisdiction in which a Facility is located.

     (d) The making of the Loan shall constitute, without the necessity of specifically containing a written statement to such effect, a confirmation, representation and warranty by Borrower to Lender that all of the applicable conditions to be satisfied in connection with the making of the Loan have been satisfied (unless waived by Lender in accordance with Section 8.4,) and that all
                                                      ------- ----
of the representations and warranties of Borrower set forth in the Loan Documents are true and correct as of the date of the making of the Loan.

          Section 3.2  Required Deliveries Prior to Termination of Post-Closing
                       --------------------------------------------------------
Period.   Notwithstanding the terms of Section 3.1, the Lender may agree to make
------                                 ------- ---
the Loan without the satisfaction of certain of the terms in such Section.  To
                                                                  -------
the extent such terms are not satisfied on the Closing Date, Borrower shall satisfy the following conditions with respect to each Facility on or before the termination of the Post-Closing Period unless otherwise stated in this Section
                                                                       -------
3.2, in which case the Post-Closing Period shall be as provided in this Section
---                                                                     -------
3.2:
---

          (A) Opinions of Counsel.  Lender shall have received from counsel
              -------------------
satisfactory to Lender, legal opinions in form and substance satisfactory to Lender in Lender's discretion (including, without limitation, a bankruptcy opinion). All such legal opinions will be addressed to Lender and the Rating Agencies, dated as of the Closing Date, and in form and substance satisfactory to Lender, the Rating Agencies and their counsel. Borrower hereby instructs any of the foregoing counsel, to the extent that such counsel represents Borrower, to deliver to Lender such opinions addressed to Lender and the Rating Agencies.

          (B) Lien Search Reports.  Lender shall have received satisfactory
              -------------------
reports of UCC (collectively, the "UCC Searches"), federal tax lien, bankruptcy,
                                   ------------
state tax lien, judgment and pending litigation searches conducted by a search firm reasonably acceptable to Lender. Such searches shall have been received in relation to Borrower, each Operator, and Manager and each equity owner in Borrower, each Operator and Manager as well as under any "doing business as" or "also known as" names of such entities. Such searches shall have been conducted in each of the locations designated by Lender in Lender's reasonable discretion and shall have been dated not more than fifteen (15) days prior to the Closing Date.

          (C) Additional Matters.  Lender shall have received such other
              ------------------
Permits, certificates (including certificates of occupancy reflecting the permitted uses of each Facility as of the Closing Date), opinions, documents and instruments (including, without limitation, written proof from the appropriate Governmental Authority regarding the zoning of each Facility in form and substance satisfactory to Lender in Lender's discretion) relating to the Loan as may be required by Lender and all other documents and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender. Borrower shall provide Lender with information reasonably satisfactory to Lender regarding the Basic Carrying Costs on or before the Closing Date.

          (D) Survey. Lender shall have received the Survey with respect to each
              ------
Facility.

          (E) Engineering Report. Lender shall have received the Engineering
              ------------------
Report with respect to each Facility.

          (F) Appraisal.  Lender shall have received an Appraisal satisfactory
              ---------
to Lender with respect to each Facility which shall be (i) prepared by an Appraiser approved by Lender in Lender's discretion, (ii) prepared based on a scope of work determined by Lender in Lender's discretion and (iii) in form and content acceptable to Lender in Lender's discretion.

          (G) Financial Information.  Lender shall have received all financial
              ---------------------
information (which financial information shall be satisfactory to Lender in Lender's discretion) relating to the Facilities including, without limitation, audited financial statements of Borrower, the Manager, each Operator and other financial reports requested by Lender in Lender's discretion. Such financial information shall be (i) prepared by an accounting firm approved by Lender in Lender's discretion, (ii) prepared based on a scope of work determined by Lender in Lender's discretion and (iii) in form and content acceptable to Lender in Lender's discretion.

          (H) Transaction Costs. All the Lender's Transaction Costs shall have
              -----------------
been paid.

          (I) Zoning Endorsement.  Lender shall have received a zoning
              ------------------
endorsement satisfactory to Lender with respect to each Facility delivered by the Title

Company, provided the Title Company insures that such post-closing delivery will
         --------
not affect the title insurance provided at Closing, including without limitation altering the priority of Lender's lien.

          (J) Manager Opinion Letter.  Lender shall have received an opinion
              ----------------------
letter from the Manager's counsel in form satisfactory to Lender in its sole discretion.

     Section 3.3  Required Deliveries Prior to the Permitted License Transfer.
                  ------------------------------------------------------------

             (a) As a condition precedent to the Permitted License Transfer, Borrower shall have satisfied the following conditions with respect to each Facility on or before the Permitted License Transfer Date:

                  (A) Operator Lease. An executed copy of the applicable
                      --------------
Operator Lease with the Subsequent Operator shall be provided to Lender and be in a form acceptable to Lender in its sole discretion.

                  (B) Opinions of Counsel. Lender shall have received from
                      -------------------
counsel satisfactory to Lender, legal opinions in form and substance satisfactory to Lender in Lender's discretion (including, without limitation, a bankruptcy opinion). All such legal opinions will be addressed to Lender and the Rating Agencies, dated as of the Permitted License Transfer Date, and in form and substance satisfactory to Lender, the Rating Agencies and their counsel. Borrower hereby instructs any of the foregoing counsel, to the extent that such counsel represents Borrower, to deliver to Lender such opinions addressed to Lender and the Rating Agencies.

                  (C) Secretary's Certificates.  Lender shall have received a
                      ------------------------
Secretary's Certificate with respect to the Subsequent Operator.

                  (D) Consents, Licenses, Approvals. Lender shall have received
                      -----------------------------
copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Subsequent Operator, under, and the validity and enforceability of, the applicable Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

                  (E) Additional Matters.  Lender shall have received such other
                      ------------------
Permits, certificates (including certificates of occupancy reflecting the permitted uses of each Facility as of the Permitted License Transfer Date), opinions, documents and instruments (including, without limitation, written proof from the appropriate Governmental Authority regarding the zoning of each Facility in form and substance satisfactory to Lender in Lender's discretion) relating to the Loan as may be required by Lender and all other documents and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender.

                  (F) No Injunction. No law or regulation shall have been
                      -------------
adopted, no order, judgment or decree of any Governmental Authority shall have been issued or entered, and no litigation shall be pending or threatened, which in the judgment of Lender would enjoin, prohibit or restrain, or impose or result in an adverse effect upon the making or repayment of the Loan or the consummation of the Transactions.

                  (G) Transaction Costs.  All the Lender's Transaction Costs
                      -----------------
shall have been paid.

      Section 3.4 Required Deliveries Prior to Stabilization Date. Prior to
                  -----------------------------------------------
in Sections 3.1, 3.2 and 3.3, including without limitation, a bankruptcy opinion
   ------------- ---     ---
with respect to Borrower and Operator, and updates of those deliveries of such items made prior to the Stabilization Date, to the extent requested by Lender in its sole discretion.

      Section 3.5 Form of Loan Documents and Related Matters.  The Loan
                  ------------------------------------------
Documents and all of the certificates, agreements, legal opinions and other documents and papers referred to in this Article III, unless otherwise
                                         -----------
specified, shall be delivered to Lender, and shall be in form and substance satisfactory to Lender.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Section 4.1  Representations and Warranties of Borrower.
                       ------------------------------------------

              (a)  Organization.  Borrower (i) is a duly organized and validly
                   ------------
existing Entity in good standing under the laws of the State of its formation,
(ii) is duly qualified as a foreign Entity in each jurisdiction in which the nature of its business, the Facility or any of the Collateral makes such qualification necessary or desirable, (iii) has the requisite Entity power and authority to carry on its business as now being conducted, and (iv) has the requisite Entity power to execute and deliver, and perform its obligations under, the Loan Documents.

              (b)  Authorization.  The execution and delivery by Borrower of
                   -------------
the Loan Documents, Borrower's performance of its obligations thereunder and the creation of the security interests and Liens provided for in the Loan Documents
(i) have been duly authorized by all requisite Entity action on the part of Borrower, (ii) will not violate any provision of any applicable Legal Requirements, any order, writ, decree, injunction or demand of any court or other Governmental Authority, any organizational document of Borrower or any indenture or agreement or other instrument to which Borrower is a party or by which Borrower is bound, (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any indenture or agreement or instrument, and (iv) have been duly executed and delivered by Borrower. Except for those obtained or filed on or prior to the Closing Date, Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Loan Documents. The Loan Documents to which Borrower or any Manager is a party have been duly authorized, executed and delivered by such parties.

              (c)  Single-Purpose Entity.
                   ---------------------

                   (i) The Borrower has been, and will continue to be, a duly formed and existing Entity, and a Single-Purpose Entity.

                   (ii) The SPE Equity Owner at all times since its formation has been, and will continue to be, a duly formed and existing corporation in good standing under the laws of the jurisdiction of its formation and a Single-Purpose Entity, is duly qualified as a foreign entity in each other jurisdiction in which the nature of its business, any Facility or any of the Collateral makes such qualification necessary or desirable, and Borrower will take no action to cause the SPE Equity Owner not to be a duly formed and existing corporation in good standing under the laws of the jurisdiction of its formation and a Single-Purpose Entity.

                   (iii) Borrower at all times since its formation has complied, and will continue to comply, with the provisions of all of its organizational documents, and the laws of the state in which Borrower was formed relating to the Entity.

             (d)   Litigation.  There are no actions, suits or proceedings at
                   ----------
law or in equity by or before any Governmental Authority or other agency now pending and served or, to the knowledge of Borrower, threatened against Borrower, the applicable Operator, Manager, the SPE Equity Owner or any Facility.

             (e)   Agreements.  Borrower is not a party to any agreement or
                   ----------
instrument or subject to any restriction which is likely to have a Material Adverse Effect. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any indenture, agreement or instrument to which it is a party or by which Borrower or any Facility is bound.

             (f)   No Bankruptcy Filing.  Borrower is not contemplating either
                   --------------------
the filing of a petition by Borrower under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower.

             (g)   Full and Accurate Disclosure.  No statement of fact made by
                   ----------------------------
or on behalf of Borrower in the Loan Documents or in any other document or certificate delivered to Lender by Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially adversely affects, nor as far as Borrower can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Borrower.

          (h)  Location of Chief Executive Offices.  The location of
               -----------------------------------
Borrower's principal place of business and the location of Borrower's chief executive office is 435 North Bedford Drive, First Floor, Beverly Hills, CA 90210 and Borrower has no other places of business.

          (i)  Compliance.  Borrower, each Facility and Borrower's and the
               ----------
applicable Operator's respective use thereof and operations thereat comply in all material respects with all applicable Legal Requirements and all Insurance Requirements. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is reasonably likely to have a Material Adverse Effect.

          (j)  Other Debt and Obligations.  Borrower has no financial
               --------------------------
obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party, or by which Borrower or any Facility is bound, other than unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of such Facility which do not exceed a maximum amount of one percent (1%) of the Loan Amount and are paid within thirty (30) days of the date incurred, and other than obligations under the Mortgage and the other Loan Documents. Borrower has not borrowed or received other debt financing that has not been heretofore repaid in full and Borrower has no known material contingent liabilities.

          (k)  ERISA.  Each Plan and, to the knowledge of Borrower, each
               -----
Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred as to which Borrower would be under an obligation to furnish a report to Lender under Section 5.1(S).
                                               ------- ------

          (l)  Solvency.  Borrower (i) has not entered into this Loan
               --------
Agreement or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) has received reasonably equivalent value in exchange for its obligations under the Loan

Documents. Giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, or disputed liabilities or Contingent Obligations. The fair saleable value of Borrower's assets is and will, immediately following the execution and delivery of this Agreement, be greater than Borrower's probable liabilities, including the maximum amount of its Contingent Obligations or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of this Agreement, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, Contingent Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

          (m)  Not Foreign Person.  Borrower is not a "foreign person"
               ------------------
within the meaning of (S) 1445(f)(3) of the Code.

          (n)  Investment Company Act; Public Utility Holding Company Act.
               ----------------------------------------------------------
Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          (o)  No Defaults.  No Default or Event of Default exists under or
               -----------
with respect to any Loan Document.

          (p)  Labor Matters.  Borrower is not a party to any collective
               -------------
bargaining agreements.

          (q)  Title to the Mortgaged Properties.  Borrower owns good,
               ---------------------------------
indefeasible, marketable and insurable fee simple title to each Facility, free and clear of all Liens, other than the Permitted Encumbrances applicable to such Facility. There are no outstanding options to purchase or rights of first refusal affecting any Facility. The Permitted Encumbrances do not and will not materially and adversely affect (i) the ability of Borrower to pay in full all sums due under the Note or any of its other obligations in a timely manner or (ii) the use of any Facility for the use currently being made thereof, the operation of any Facility as currently being operated or the value of any Facility.

          (r)  Use of Proceeds; Margin Regulations.  Borrower will use the
               -----------------------------------
proceeds of the Loan for the purposes described in Section 2.2.  No part of the
                                                   ------- ---
proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by applicable Legal Requirements.

          (s)  Financial Information.  All historical financial data
               ---------------------
concerning Borrower and each Facility that has been delivered by Borrower to Lender is true, complete and correct in all material respects. Since the delivery of such data, except as otherwise disclosed in writing to Lender, there has been no material adverse change in the financial position of Borrower or any Facility, or in the results of operations of Borrower. Borrower has not incurred any obligation or liability, contingent or otherwise, not reflected in such financial data which might materially adversely affect its business operations or any Facility.

          (t)  Condemnation.  No Taking has been commenced or, to
               ------------
Borrower's knowledge, is contemplated with respect to all or any portion of any Facility or for the relocation of roadways providing access to any Facility.

          (u)  Utilities and Public Access.  Each Facility has adequate
               ---------------------------
rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities as are adequate for full utilization of such Facility for its current purpose. Except as otherwise disclosed by the Surveys, all public utilities necessary to the continued use and enjoyment of each Facility as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve each Facility either (i) without passing over other property or, (ii) if such utilities pass over other property, pursuant to valid easements. All roads necessary for the full utilization of each Facility for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of such Facility.

          (v)  Environmental Compliance.  Borrower represents, warrants and
               ------------------------
covenants, as to itself and each Facility:

                 (i) Borrower and each Facility are in compliance with all applicable Environmental Laws, which compliance includes, without limitation, the possession by Borrower or the applicable Operator, as applicable, of and compliance with all environmental, health and safety Permits, licenses and other governmental authorizations required in connection with the ownership and operation of each Facility under all Environmental Laws, except where the failure to comply with such laws is not reasonably likely to result in a Material Adverse Effect.

                 (ii) There is no Environmental Claim pending or, to Borrower's knowledge, threatened, and no penalties arising under Environmental Laws have been assessed, against Borrower, any Facility or against any Person whose liability for any Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law, and no investigation or review is pending or, to the knowledge of Borrower, threatened by any Governmental Authority, citizens group, employee or other Person with respect to any alleged failure by Borrower, or any Facility to have any environmental, health or safety permit, license or other authorization required under, or to otherwise comply with, any Environmental Law or with respect to any alleged liability of Borrower for any Use or Release of any Hazardous Substances or the presence, Use, or Release of any Hazardous Substances at, on, in, under, or from any Facility.

                 (iii) To the knowledge of Borrower after due inquiry, there have been and are no past or present Releases or threats of Release of any Hazardous Substance that are likely to form the basis of any Environmental Claim against Borrower, any Facility or, to Borrower's knowledge, against any Person whose liability for any Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law.

                 (iv) To the knowledge of Borrower after due inquiry and except as disclosed in the Environmental Reports, without limiting the generality of the foregoing, there is not present at, on, in or under any Facility, PCB-containing equipment, asbestos or asbestos containing materials, underground or aboveground storage tanks or surface impoundments for Hazardous Substances, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint (nor have there been any underground storage tanks present at, on, in, or under any Facility).

                 (v) No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to any Facility and, to Borrower's knowledge, no Governmental Authority has been taking or is in the process of taking any action that could subject any Facility to Liens under any Environmental Law.

                 (vi) There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of Borrower that are in the possession or control of Borrower in relation to any Facility which have not been provided to Lender.

                 (vii) No conditions exist which would require Borrower under any Environmental Laws to place a notice on any deed to any Facility with respect to the presence, Use or Release of Hazardous Substances at, on, in, under or from any Facility and no Facility has any such notice in its deed.

           (w) No Joint Assessment; Separate Lots.  Borrower has not and
               ----------------------------------
shall not suffer, permit or initiate the joint assessment of any Facility (i) with any other real property constituting a separate tax lot, and (ii) with any portion of such Facility which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Facility as a single lien. Each Facility is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

           (x) Assessments.  Except as disclosed in the Title Insurance
               -----------
Policies, there are no pending or, to the knowledge of Borrower, proposed special or other assessments for public improvements or otherwise affecting any Facility, nor, to the knowledge of Borrower, are there any contemplated improvements to any Facility that may result in such special or other assessments.

           (y) Mortgages and Other Liens.  Each Mortgage creates a valid
               -------------------------
and enforceable first mortgage Lien on the relevant Facility as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances applicable to such Facility. Each Collateral Security Instrument establishes and creates a valid, effective, and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. All property covered by such Collateral Security Instrument is subject to a UCC financing statement filed and/or recorded, as appropriate, or irrevocably delivered to an authorized agent of the Title Insurer for such recordation or filing in all places necessary to perfect a valid first priority Lien with respect to the rights and property that are the subject of such Collateral Security Instrument to the extent governed by the UCC. All continuations and any assignments of any such financing statements have been or will be timely filed or refiled, as appropriate, in the appropriate recording offices.

          (z)    Enforceability.  The Loan Documents executed by Borrower in
                 --------------
connection with the Loan, including, without limitation, any Collateral Security Instrument, are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject only to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles. Such Loan Documents are, as of the Closing Date, not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor will the operation of any of the terms of the Note, the Mortgages, or such other Loan Documents, or the exercise of any right thereunder, render the Mortgages unenforceable against Borrower, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         (aa)    No Liabilities.  Borrower has no liabilities or obligations
                 --------------
including, without limitation, Contingent Obligations (and including, without limitation, liabilities or obligations in tort, in contract, at law, in equity, pursuant to a statute or regulation, or otherwise) other than those liabilities and obligations expressly permitted by this Agreement.

         (bb)    No Prior Assignment.  As of the Closing Date, (i) Lender is
                 -------------------
the assignee of Borrower's interest under the Leases, and (ii) there are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

         (cc)    Certificate of Occupancy.  Borrower has obtained (in its own
                 ------------------------
name and/or in the applicable Operator's name, as applicable and in any event, in the name of the Person(s) as required under all applicable Legal Requirements) all Permits necessary to use and operate the Facilities for the uses described in Section 3.1(R), and all such Permits are in full force and
                  ------- ------
effect. The use being made of each Facility is in conformity in all respects with the certificate of occupancy and/or Permits for such Facility and any other restrictions, covenants or conditions affecting such Facility. Each Facility contains all Equipment necessary to use and operate such Facility in a first-class manner.

         (dd)    Flood Zone.  Except as shown on the related Survey, no
                 ----------
Facility is located in a flood hazard area as designated by the Federal Emergency Management Agency.

         (ee)    Physical Condition.  Except as disclosed in the related
                 ------------------
Engineering Reports, each Facility is free of material structural defects and all building systems contained therein are in good working order in all material respects subject to ordinary wear and tear.

         (ff)    Intellectual Property.  All trademarks, trade names and
                 ---------------------
service marks that Borrower owns or has pending, or under which Borrower is licensed, are in good standing and uncontested. There is no right under any trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Borrower's knowledge, there is no infringement by others of trademarks, trade names and service marks of Borrower.

         (gg)    Security Deposits.  All security deposits with respect to
                 -----------------
each Facility on the Closing Date have been transferred to the relevant Security Deposit Account on or prior to the Closing Date, and Borrower is in compliance with all applicable Legal Requirements relating to such security deposits.

         (hh)    Conduct of Business.  Borrower does not conduct its business
                 -------------------
"also known as", "doing business as" or under any name other than Mary Lyons Nursing Home, Chestnut Hill Nursing Home and Riverdale Gardens Nursing Home.

         (ii)    Title Insurance.  Each Facility is covered by either an
                 ---------------
American Land Title Association (ALTA) mortgagee's title insurance policy, or a commitment to issue such a title insurance policy, insuring a valid first lien on such Facility, which is in full force and effect and is freely assignable to and will inure to the benefit of Lender and any successor or assignee of Lender, including but not limited to the trustee in a Securitization, subject only to the Permitted Encumbrances.

         (jj)    Tax Fair Market Value.  Each Allocated Loan Amount with
                 ---------------------
respect to the relevant Facility does not exceed the Tax Fair Market Value of such Facility. If the Note is significantly modified prior to the closing date of a Securitization so as to result in a taxable exchange under Code Section 1001, Borrower will, if requested by Lender, represent that each Allocated Loan Amount does not exceed the Tax Fair Market Value of the relevant Facility as of the date of such significant modification.

         (kk)    Leases.  (a) Borrower is the sole owner of the entire
                 ------
lessor's interest in the Leases; (b) the Leases are the valid, binding and enforceable obligations of Borrower and the applicable tenant or lessee thereunder; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll statements delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (g) there exists no offset or defense to the payment of any portion of the Rents; (h) no Lease contains an option to purchase, right of first refusal to purchase, expansion right, or any other similar provision; (i) no Person has any possessory interest in, or right to occupy, any Facility except under and pursuant to a Lease; (j) each Lease is subordinate to the Loan Documents, either pursuant to its terms or a recorded subordination agreement; and (k) no Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders.

         (ll)    Use-Specific Representations.
                 ----------------------------

         (i)     Compliance with Laws.  Borrower, the applicable Operator and
                 --------------------
the Facilities comply in all material respects with all applicable federal, state and local laws, regulations, quality and safety standards, accreditation and certification standards and requirements of the applicable state and local Department of Public Health (each a "DOH") and all other Governmental
                                     ---
Authorities including, without limitation, those relating to the quality and adequacy of medical care, pharmacy or drug and medicine services, including, without limitation, the distribution of pharmaceuticals, emergency medical services and treatment, laboratory facilities and services, infectious or communicable diseases, psychiatric programs, child welfare and care programs, blood donation, x-rays, resident care, alternative care, accreditation, discrimination, chronic disease care, medical services, including, without limitations, those relating to maternity, anesthesia, rehabilitation and radiology, rate setting, equipment, medical staff, medical students, nursing staff, health care professionals and other personnel, operating policies, additions to facilities and services and fee splitting.

         (ii)    Licenses.  All material governmental licenses, permits,
                 --------
regulatory agreements or other approvals or agreements necessary or desirable for the use, establishment or operation of the Facilities as intended are held by the Borrower and/or the applicable Operator, as applicable and in any event are held by the Person(s) required under all applicable Legal Requirements and are in full force and effect, including, without limitation, (a) valid certificates of need or necessity ("CON") or certificates of exception ("COE")
                                    ---                                  ---
or similar certificates, licenses to operate, permits to establish a hospital, or approvals issued by the DOH for the requisite number of beds; (b) licenses to practice medicine and provide other health care services relating to the physicians and other health care providers employed by Borrower, the applicable Operator and/or any Affiliate of either of them or any other Person providing medical and other health care services at the Facility; and (c) approved provider status in any approved provider payment program; (collectively, the "Licenses").
 --------

         (iii)   Ownership of Licenses.  The Licenses, including without
                 ---------------------
limitation, each, if any, CON or COE:

                 (a) may not be, and have not been, transferred to any location other than the Facility for which such Licenses were originally issued;

                 (b) have not been pledged as collateral security for any other loan or indebtedness;

                 (c) are held free from restrictions or known conflicts which would materially impair the use or operation of any Facility as intended, and are not provisional, probationary or restricted in any way; and

                 (d) have at all applicable times been, and are, in full force and effect.

         (iv)    Medicare and Medicaid Compliance.  Each Facility, Borrower
                 --------------------------------
and the applicable Operator are in compliance with all material requirements for participation in Medicare and Medicaid, including without limitation, the Medicare and Medicaid Patient and Program Protection Act of 1987. Each Facility, Borrower and the applicable Operator are in conformance in all respects with all insurance, reimbursement and cost reporting requirements, and has a current provider agreement which is in full force and effect under Medicare and Medicaid.

         (v)     Third Party Payors' Programs.  There is no threatened or
                 ----------------------------
pending revocation, suspension, termination, probation, restriction, limitation, or non-renewal affecting Borrower, the applicable Operator or any Facility or any participation or provider agreement with any third party payor (including Medicare, Medicaid, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program) (such programs, the "Third Party Payors' Programs") to which Borrower or the
               ----------------------------
applicable Operator presently is subject. All Medicaid, Medicare, and private insurance cost reports and financial reports submitted by Borrower or the applicable Operator are and will be materially accurate and complete and have not been and will not to be misleading in any material respects. No cost reports or financial reports for any Facility remain "open" or unsettled.

         (vi)    Governmental Proceedings and Notices.  None of Borrower, the
                 ------------------------------------
applicable Operator or any Facility is currently the subject of any proceeding by any Governmental Authority, and no notice of any violation has been received from a Governmental Authority that would, directly or indirectly, or with the passage of time:

                 (a) affect Borrower's or the applicable Operator's ability to accept and/or retain patients or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients;

                 (b) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use on any License;

                 (c) affect Borrower's or the applicable Operator's continued participation in the Medicaid or Medicare programs or any other of the Third Party Payors' Programs, or any successor programs thereto, at current rate certifications.

         (vii)   Physical Plant Standards.  Each Facility and the use thereof
                 ------------------------
complies in all respects with all local, state and federal building codes, fire codes, health care, nursing facility and other similar regulatory requirements (the "Physical Plant Standards") and no waivers of Physical Plant Standards
      ------------------------
exist at such Facility.

         (viii)  Past Violations.   There is no pending uncured "Level A" (or
                 ---------------
equivalent) violation at any Facility. Each Facility is in material compliance with all local, federal and state laws and regulations relating to, as applicable, nursing homes, hospitals or continuing care facilities and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against any Facility or against Borrower, the applicable Operator or any partner, member, officer, director or stockholder of Borrower or the applicable Operator by any Governmental Authority and there have been no material violations which have threatened any Facility's or Borrower's or the applicable Operator's certification for participation in Medicare or Medicaid or the other Third Party Payors' Programs.

         (ix)    Audits.  There are no current, pending or outstanding
                 ------
Medicaid, Medicare or Third Party Payors' Programs reimbursement audits or appeals pending at any Facility, and there are no years that are subject to audits, except as otherwise set forth on Schedule 4.1(al)(ix) attached hereto
                                         -------- -----------
(the "Pending Medicare/Medicaid Audit").  With respect to the Pending
      -------------------------------
Medicare/Medicaid Audit, the Borrower hereby represents and warrants as follows:
(A) such audit relates to the calendar years 1988 and 1989 and claims by Third Party Payors administering the Medicare and Medicaid programs (the

"Medicare/Medicaid Payors") that the licensee of the Facility was overpaid in
-------------------------
such years as follows: (i) Chestnut Hill - $345,000, (ii) Mary Lyons - $390,000 and (iii) Riverdale Gardens - $470,000; (B) currently the licensee of the Facility is appealing $500,000 worth of such claims; (C) accounts receivables predating the Closing Date for the year 1996 and January through October 1997 in the following amounts: (i) Chestnut Hill - $103,000, (ii) Mary Lyons - $18,000 and (iii) Riverdale Gardens - $25,000, will be transferred to the Reserve Bank Account (as defined in that certain side letter of even date herewith by and among the Receivables Lender, the Initial Operator and the Subsequent Operator (the "Side Letter")); and (D) the amount of funds in the Reserve Bank Account
      -----------
(as defined in the Side Letter) as of the Closing Date are $385,000.

         (x)     Recoupment.  There are no current or pending Medicaid or
                 ----------
Medicare or Third Party Payors' Programs recoupment efforts at any Facility. Neither Borrower nor the applicable Operator is a participant in any federal program whereby any Governmental Authority may have the right to recover funds by reason of the advance of federal funds.

         (xi)    Pledges of Receivables.  Except for the pledge of the
                 ----------------------
Pledged Receivables in connection with the Receivables Financing, neither Borrower nor the applicable Operator has pledged its receivables as collateral security for any other loan or indebtedness.

         (xii)   Intentionally deleted.

         (xiii)  Patient Records.  All patient or resident records at each
                 ---------------
Facility, including patient or resident trust fund accounts, are true, complete and correct in all material respects and have at all times and currently are maintained in accordance with all applicable Legal Requirements, including, without limitation, with respect to retention and confidentiality.

         (xiv)   Management Agreement and Operator Lease.  Each Management
                 ---------------------------------------
Agreement and Operator Lease existing on the Closing Date with respect to each Facility is in full force and effect and is not in default by any party thereto. The term of each Management Agreement and each Operator Lease does not extend beyond the Optional Prepayment Date; provided, however, each Management Agreement and each Operating Lease provides that from and after the Optional Prepayment Date and for so long as the Loan is outstanding, each Management Agreement and each Operator Lease may be renewed only with Lender's approval.
In the event any Management Agreement is terminated or any Operator Lease is terminated or in the event of foreclosure or other acquisition of any Facility by the Lender, under applicable Legal Requirements none of Borrower, Lender, the applicable Operator or any subsequent purchaser is required to obtain a CON (or similar certificate, license, or approval issued by the DOH for the requisite number of beds, and approval provider status in any approved provider payment program) prior to applying for and receiving a license to operate the Facility or prior to receiving Medicare or Medicaid payments.

         (xv)    Receivables Financing.  As of the Closing Date, there is no
                 ---------------------
default or event of default under any of the Receivables Documents and as of the Closing Date, the amount due and owing (including, all principal advanced and interest accrued thereon) by the Initial Operator under the Receivables Financing is $896,162.42 as of October 22, 1997.

    Section 4.2. Survival of Representations and Warranties .  Borrower
                 -------------------------------------------
agrees that (i) all of the representations and warranties of Borrower set forth in this Agreement and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided) and
(ii) all representations and warranties made by Borrower
shall survive the delivery of the Note and continue for so long as any amount remains owing to Lender under this Agreement, the Note or any of the other Loan Documents; provided, however, that the representations, warranties and
           --------  -------  ----
covenants set forth in Section 4.1(v) and Sections 5.1(d) through 5.1(i),
                       --------------     ---------------         ------
inclusive, shall survive in perpetuity and shall not be subject to the exculpation provisions of Section 8.14. All representations, warranties,
                          ------------
covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

             Section
5.1 Borrower Covenants.  Borrower covenants and agrees that, from the date here
    ------------------
of and until payment in full of the Indebtedness:

                   (a)     Existence; Compliance with Legal Requirements;
                           ----------------------------------------------
Insurance.
----------
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its Entity existence, rights, licenses, Permits and franchises necessary for the conduct of its business and comply in all respects with all applicable Legal Requirements and Insurance Requirements applicable to it and any Facility. Borrower shall notify Lender promptly of any written notice or order that Borrower receives from any Governmental Authority relating to Borrower's failure to comply with such applicable Legal Requirements relating to any Facility and promptly take any and all actions necessary to bring its operations at such Facility into compliance with such applicable Legal Requirements (and shall fully comply with the requirements of such Legal Requirements that at any time are applicable to its operations at any Facility) provided, that Borrower at its expense may, after prior notice to the Lender, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such applicable Legal Requirements as long as (i) neither the applicable Collateral nor any part thereof or any interest therein, will be sold, forfeited or lost if Borrower pays the amount or satisfies the condition being contested, and Borrower would have the opportunity to do so, in the event of Borrower's failure to prevail in the contest, (ii) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Borrower has not furnished additional security as provided in clause (iii) below, or to any risk
                                             ------------
of criminal liability, and neither the applicable Collateral nor any interest therein would be subject to the imposition of any Lien as a result of the failure to comply with such Legal Requirement or of such proceeding and (iii) Borrower shall have furnished to the Lender additional security in respect of the claim being contested or the loss or damage that may result from Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the amount of such claim. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property necessary for the continued conduct of its business and keep each Facility in good repair, working order and condition, except for reasonable wear and use, and from time to time make, or cause to be made, all necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgages. Borrower and each Operator shall keep each Facility insured at all times, as provided in the Mortgages.

                   (b)     Impositions and Other Claims.  Borrower shall pay and
                           ----------------------------
discharge or cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided in, and subject to any rights to contest contained in, the relevant Mortgage.

                   (c)     Litigation.  Borrower shall give prompt written
                           ----------
notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower which is reasonably likely to have a Material Adverse Effect.

                   (d)     Environmental Remediation.
                           -------------------------

                           (i)     If any investigation, site monitoring,
cleanup, removal, abatement, restoration remedial work or other response action of any kind or nature is required pursuant to an order, directive, decree or settlement agreement of or with any Governmental Authority or under any applicable Environmental Law (collectively, the "Remedial Work"), because of or
                                                 -------------
in connection with the (x) past, present or future presence, suspected presence, Release or threatened Release of a Hazardous Substance at, on, in, under or from any Facility or any portion thereof or (y) violation of or compliance with applicable Environmental Laws, Borrower shall promptly commence and diligently prosecute to completion all such Remedial Work. In all events, such Remedial Work shall be commenced within the time period ordered or directed by such Governmental Authority or such shorter period as may be required under any applicable Environmental Law; provided, however, that Borrower shall not be
                                  --------  -------  ----
required to commence such Remedial Work within the above specified time periods:
(x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time periods would result in Borrower or such Remedial Work violating any Environmental Law, or (z) if Borrower, at its expense and after prior notice to Lender, is contesting by appropriate legal, administrative or other proceedings, conducted in good faith and with due diligence, the need to perform Remedial Work, as long as (1) Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) no Facility nor any part thereof or interest therein will be sold, forfeited or lost if Borrower performs the Remedial Work being contested, and if Borrower fails to prevail in contest, Borrower would thereafter have the opportunity to perform such Remedial Work,
(3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which Borrower has not furnished additional security as provided in clause (4) below, or to any risk of criminal liability,
                        ----------
and no Facility nor any interest therein would be subject to the imposition of any Lien for which Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to perform such Remedial Work and
----------
(4) Borrower shall have furnished to Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the cost of such Remedial Work and any loss or damage that may result from Borrower's failure to prevail in such contest.

                           (ii)    All Remedial Work under clause (i) above
                                                           ----------
shall be performed by contractors, and under the supervision of a consulting environmental Engineer, each approved in advance by Lender which approval will not be unreasonably withheld or delayed. All costs and expenses incurred in connection with such Remedial Work shall be paid by Borrower. If Borrower does not timely commence and diligently prosecute to completion the Remedial Work, Lender may (but shall not be obligated to), upon sixty (60) days prior written notice to Borrower of its intention to do so, cause such Remedial Work to be performed. Borrower shall pay or reimburse Lender on demand for all Advances (as defined in the Mortgage) and expenses (including reasonable attorneys' fees and disbursements) relating to or incurred by Lender in connection with monitoring, reviewing or performing any Remedial Work in accordance herewith.

                          (iii)    Unless otherwise required by law,
Environmental Laws or any Governmental Authority, Borrower shall not commence any Remedial Work under clause
                        ------

(i) above, nor enter into any settlement agreement, consent decree or other
---
compromise relating to any Hazardous Substances or Environmental Laws which is reasonably likely to have a Material Adverse Effect. Notwithstanding the foregoing, if the presence or threatened presence or Release of Hazardous Substances at, on, in, under, from or about any Facility poses an immediate threat to the health, safety or welfare of any Person or the environment, or is of such a nature that an immediate response is necessary, Borrower may complete all necessary Remedial Work. In such events, Borrower shall notify Lender as soon as practicable and, in any event, within three (3) Business Days, of any action taken.

                   (e)     Environmental Matters; Inspection.
                           ---------------------------------

                            (i)   Borrower shall not cause, allow or authorize a
Hazardous Substance to be present at, on, in, under or to emanate from any Facility, or migrate from adjoining property onto or into any Facility except under conditions permitted by applicable Environmental Laws and, in the event that such Hazardous Substances are present at, on, in, under or emanate from any Facility, or migrate onto or into any Facility, Borrower shall cause the performance of Remedial Work, removal or remediation of such Hazardous Substances, in accordance with this Agreement and Environmental Laws. Borrower shall use best efforts to prevent, and to seek the remediation of, any migration of Hazardous Substances onto or into any Facility from any adjoining property.

                           (ii)   Upon prior written notice to Borrower, Lender
shall have the right at all reasonable times to enter upon and inspect all or any portion of any Facility. If Lender has reason to believe that Remedial Work may be required, Lender may select or may require Borrower to select a consulting environmental Engineer reasonably satisfactory to Lender to conduct and prepare environmental reports assessing the environmental condition of any Facility. Lender shall be given a reasonable opportunity to review any reports, data and other documents or materials reviewed or prepared by the environmental Engineer. The inspection rights granted to Lender in this Section 5.1(e) shall
                                                          --------------
be in addition to, and not in limitation of, any other inspection rights granted to Lender in the Loan Documents, and shall expressly include the right (if Lender suspects that Remedial Work may be required) to conduct or require Borrower to conduct soil borings, establish ground water monitoring wells and conduct other customary environmental tests, assessments and audits.

                          (iii)   Borrower agrees to bear and shall pay or
reimburse Lender, on demand, for all sums advanced and expenses incurred (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) relating to, or incurred by Lender in connection with, the inspections and reports described in this Section 5.1
                                                                  ------- ---
(e) in the following situations:
---

                            (x) If Lender has grounds to believe, at the time any such inspection is ordered, that there exists an occurrence or condition that could lead to an Environmental Claim;

                            (y) If any such inspection reveals an occurrence or condition that could lead to an Environmental Claim; or

                            (z) If an Event of Default with respect to any Facility exists a the time any such inspection is ordered, and such Event of Default relates to any representation, covenant or other obligation pertaining to Hazardous Substances, Environmental Laws or any other environmental matter.

                 (f)    Environmental Notices.  Borrower shall promptly provide
                        ---------------------
notice to Lender of:

                        (i) any Environmental Claim asserted or threatened, in writing, by any Governmental Authority or other Person with respect to any Hazardous Substance at, on, in, under or emanating from any Facility, which could reasonably be expected to impair the value of Lender's interests or have a Material Adverse Effect;

                       (ii) any Environmental Claim or proceeding, investigation or inquiry commenced or threatened, in writing, by any Governmental Authority or Person, against Borrower, with respect to the presence, suspected presence, Release or threatened Release of Hazardous Substances from or onto, in or under any property not owned by Borrower, including, without limitation, proceedings under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. (S) 9601, et
                                                                           --
seq., which could reasonably be expected to impair the value of Lender's
----
security interests or have a Material Adverse Effect;

                      (iii) all Environmental Claims asserted or threatened against Borrower, against any other party occupying any Facility or any portion thereof which become known to Borrower, or against any Facility, which could reasonably be expected to impair the value of Lender's security interests or have a Material Adverse Effect;

                       (iv) the discovery by Borrower of any occurrence or condition on any Facility or on any real property adjoining or in the vicinity of any Facility which could reasonably be expected to lead to an Environmental Claim against Borrower or Lender; and

                        (v)    the commencement or completion of any Remedial
Work.

                 (g)    Copies of Notices.  Borrower shall immediately transmit
                        -----------------
to Lender copies of any citations, orders, notices or other written communications received from any Person or any Governmental Authority and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described in Section 5.1(f).
                                                   ------- ------

                 (h)    Environmental Claims.  Lender and/or, to the extent
                        --------------------
authorized by Lender if applicable, the relevant Deed of Trust Trustee may join and participate in, as a party if Lender so determines, any legal or administrative proceeding or action concerning any Facility or any portion thereof under any Environmental Law, if, in Lender's reasonable judgment, the interests of Lender or such Deed of Trust Trustee, will not be adequately protected by Borrower. Borrower agrees to bear and shall pay or reimburse Lender and such Deed of Trust Trustee on demand for all reasonable sums advanced and reasonable expenses incurred (including reasonable attorneys' fees and disbursements) and such Deed of Trust Trustee, incurred by Lender and such Deed of Trust Trustee in connection with any such action or proceeding.

                 (i)    Indemnification.  Borrower agrees to indemnify,
                        ---------------
reimburse, defend (with counsel satisfactory to Lender, at Lender's election) and hold harmless any Indemnified Party and any Deed of Trust Trustee, for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, attorneys' fees, disbursements and expenses, and consultants' fees, disbursements and expenses, including costs of Remedial Work (collectively, "Losses") asserted against, resulting to, imposed
                              ------
on, or incurred by Lender or any Deed of Trust Trustee, directly or indirectly, in connection with any of the following:

                        (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

                       (ii) the presence, Use or Release of Hazardous Substances at, on, in, under or from any Facility, which presence, Use or Release requires or could require Remedial Work;

                      (iii) any Environmental Claim against Borrower, Lender, any Deed of Trust Trustee or any Person whose liability for such Environmental Claim Borrower has or may have assumed or retained either contractually or by operation of law; or

                       (iv) the breach of any representation, warranty or covenant set forth in Section 4.1(v) and Sections 5.1(d) through 5.1(i),
                      ------- ------     -------- ------         ------
inclusive.


          The indemnity provided in this Loan Agreement is not and shall not be included in any exculpation of Borrower from personal liability provided in this Loan Agreement or in any other Loan Document. Nothing in this Section 5.1(i)
                                                               ------- ------
shall be deemed to deprive Lender of any rights or remedies provided to it elsewhere in this Agreement or the other Loan Documents or otherwise available to it under law. Borrower waives and releases Lender and any Deed of Trust Trustee from any rights or defenses Borrower may have under common law or Environmental Laws for liability arising from or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly and solely caused by the fraud or willful misconduct of Lender, Lender's agents, or such Deed of Trust Trustee. Borrower shall not indemnify Lender with respect to any Losses incurred in connection with, or as a result of, any or all of the matters described in subparagraphs 5.1(i)(i) through 5.1(i)(iii) to the extent arising directly and solely from Hazardous Substances being placed on, above, or under such Facility as the result of the willful act of Lender.

                 (j)    Access to Facilities.  Borrower shall or shall cause
                        --------------------
each Operator to permit agents, representatives and employees of Lender to inspect any Facility or any part thereof at such reasonable times as may be requested by Lender upon advance notice.

                 (k)    Notice of Default.  Borrower shall promptly advise
                        -----------------
Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default.

                 (l)    Cooperate in Legal Proceedings.  Except with respect to
                        ------------------------------
any claim by Borrower against Lender, Borrower shall cooperate with Lender with respect to any proceedings before any Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, not prohibit Lender, at its election, from participating in any such proceedings.

                 (m)    Perform Loan Documents.  Borrower shall observe,
                        ----------------------
perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Loan Documents executed and delivered by Borrower.

                 (n)    Insurance Benefits; Condemnation Claims.  Borrower shall
                        ---------------------------------------
cooperate with Lender in settling any insurance or condemnation claim and/or obtaining for Lender the benefits of any Insurance Proceeds and/or Condemnation Proceeds lawfully or equitably payable to Lender in connection with any Facility, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) and the payment by Borrower of the expense of an Appraisal on behalf of Lender in case of a fire or other casualty affecting any Facility or any part thereof out of such Insurance Proceeds and/or Condemnation Proceeds, all as more specifically provided in the Mortgages.

                 (o)    Further Assurances.  Borrower shall, at Borrower's sole
                        ------------------
cost and expense:

                        (i) upon Lender's request therefor given from time to time after the occurrence of any Default or Event of Default pay for (a) reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to Borrower and (b) searches of title to any Facility, each such search to be conducted by search firms reasonably designated by Lender in each of the locations reasonably designated by Lender.

                       (ii) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents;

                      (iii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note, as Lender may require in Lender's discretion; and

                       (iv) do and execute all and such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall require from time to time in its discretion.

                 (p)    Management and Operation of Mortgaged Property.  While
                        ----------------------------------------------
the Initial Operator is operating the Facilities, each Facility will be managed at all times by the Manager pursuant to a Management Agreement unless terminated as herein provided. From and after the Permitted License Transfer to the Subsequent Operator, the Management Agreement shall terminate. Any Management Agreement or, after the Permitted License Transfer, the applicable Operator Lease shall be terminated by Borrower, at Lender's request, upon thirty (30) days prior written notice to Borrower and the relevant Manager or the Subsequent Operator, as applicable, (i) upon the occurrence of an Event of Default, (ii) if such Manager or the Subsequent Operator, as applicable, commits any act which would permit termination by Borrower under such Management Agreement or Operator Lease as applicable, or (iii) in the event that, as of the last day of a calendar quarter, the Debt Service Coverage Ratio for any or all of the Facilities, computed on the basis of the prior twelve (12) calendar months, is less than 1.20. Lender shall not have the right to terminate any Management Agreement or Operator Lease pursuant to clause (iii) above, if on the first Payment Date after Lender made the determination that Lender had the right to terminate a Manager or the applicable Operator pursuant to clause (iii) above, Borrower defeases the Loan in accordance with the terms of Section 2.10 in an
                                                           ------- ----
amount sufficient to cause the Debt Service Coverage Ratio for all of the Facilities (calculated as if such amount was actually applied to reduce the Principal Indebtedness upon which Debt Service was paid and calculated as if the Principal Indebtedness was reamortized on a straight-line basis (as if the reduction had occurred) over the remaining number of months until the Maturity
Date) computed on the basis of the prior twelve (12) calendar months, to be at least equal to 1.40. If a manager or the Subsequent Operator is terminated pursuant hereto, Borrower shall immediately seek to appoint a replacement manager or Operator, as applicable, acceptable to Lender in Lender's discretion, and Borrower's failure to appoint an acceptable manager or Operator within thirty (30) days after Lender's request of Borrower to terminate any Management Agreement or Operator Lease shall constitute an immediate Event of Default. Borrower may from time to time appoint a successor manager to manage the relevant Facilities, which successor manager shall be approved in writing by Lender in Lender's discretion. Notwithstanding the foregoing, any successor manager selected hereunder by Lender or Borrower to serve a Manager (i) shall be a reputable management company having at least seven (7) years' experience in the management of commercial properties with similar uses as the Facilities and in the jurisdictions in which the relevant Facility or Facilities are located and (ii) shall not be paid management fees in excess of fees which are market fees for comparable managers of comparable properties in the same geographic area.

                 (q)    Financial Reporting.
                        -------------------

                        (i) Borrower shall keep and maintain or shall cause to be kept and maintained, on a Fiscal Year basis, in accordance with GAAP, books, records and accounts reflecting in reasonable detail all of the financial affairs of Borrower and the Subsequent Operator and all items of income and expense in connection with the operation of the Facilities and in connection with any services, equipment or furnishings provided in connection with the operation of each Facility. Lender, at Lender's cost and expense, whether such income or expense may be realized by Borrower or by any other Person whatsoever, shall have the right from time to time and at all times during normal business hours upon reasonable prior written notice to Borrower to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine any and all of Borrower's, the Subsequent Operator's or any other Person's books, records and accounts as Lender shall determine in Lender's discretion to be necessary or appropriate in the protection of Lender's interest.

                       (ii) Borrower shall furnish to Lender annually within ninety (90) days following the end of each Fiscal Year, a true, complete, correct and accurate copy of Borrower's and the Subsequent Operator's financial statement audited by a "Big Six" accounting firm or other firm acceptable to Lender in Lender's discretion which shall (a) be presented on a consolidated as well as a Facility-by-Facility basis, (b) be in form and substance acceptable to Lender in Lender's discretion, (c) be prepared in accordance with GAAP, (d) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a balance sheet, an aged accounts receivable report and such other information or reports as shall be requested by Lender or any applicable Rating Agency,
      (e) be accompanied by an Officer's Certificate from a senior executive of Borrower and the Subsequent Operator certifying as of the date thereof (x) that such statement is true, correct, complete and accurate, and fairly reflects the results of operations and financial condition of Borrower and the Subsequent Operator for the relevant period, and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same and (f) be accompanied by an unqualified opinion from an Independent certified public accountant acceptable to Lender in Lender's discretion.

                      (iii) Borrower shall furnish to Lender annually within forty (40) days following the end of each Fiscal Year, a true, complete, correct and accurate copy of Borrower's and the Subsequent Operator's unaudited financial statement which shall (a) be presented on a consolidated as well as a Facility-by-Facility basis, (b) be in form and substance acceptable to Lender in Lender's discretion, (c) be prepared in accordance with GAAP, (d) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a balance sheet, an aged accounts receivable report and such other information or reports as shall be requested by Lender or any applicable Rating Agency and (e) be accompanied by an Officer's Certificate from a senior executive of Borrower and the Subsequent Operator certifying as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Borrower and the Subsequent Operator for the relevant period, and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                       (iv)    Borrower shall furnish to Lender within twenty
      (20) days following the end of each calendar month, a true, correct, complete and accurate monthly unaudited financial statement for Borrower and the Subsequent Operator which shall (a) be presented on a consolidated as well as a Facility-by-Facility basis, (b) be in form and substance acceptable to Lender in Lender's discretion, (c) be prepared in accordance with GAAP, (d) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a consolidated balance sheet, an aged accounts receivable report and such other information or reports as shall be requested by Lender or any applicable Rating Agency and (e) be accompanied by an Officer's Certificate from a senior executive of Borrower and the Subsequent Operator certifying as of the date thereof
      (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Borrower and the Subsequent Operator for the relevant period, and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                        (v)    Borrower shall furnish to Lender, within twenty
      (20) days following the end of each calendar month, a true, complete, correct and accurate rent roll and occupancy report and such other occupancy and rate statistics as Lender shall request in Lender's discretion. Each such document shall (a) be presented on a consolidated as well as a Facility-by-Facility basis, (b) be in form and substance acceptable to Lender in Lender's discretion, and (c) be accompanied by an Officer's Certificate from a senior executive of Borrower certifying as of the date thereof (x) that such statement is true, correct, complete and accurate and (y) notice of whether there exists an Event of Default or Default, and if such Event of Default or Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                       (vi) Borrower shall furnish to Lender, within ten (10) Business Days after request, such further information with respect to the operation of the Facilities, and the financial affairs of Borrower and the Subsequent Operator as may be requested by Lender including, without limitation, all business plans prepared for Borrower or the Subsequent Operator and for the operation of the Facilities.

                      (vii) Borrower shall furnish to Lender, within ten (10) Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be requested by Lender.

                     (viii) Borrower shall, concurrently with Borrower's delivery to Lender, provide a copy of the items required to be delivered to Lender under this Section 5.1(q) to the Rating Agencies, the trustee,
                           ------- ------
      and any servicer and/or special servicer that may be retained in conjunction with the Loan or any Securitization. Borrower shall furnish to Lender written notice, within two (2) Business Days after receipt by Borrower, of any Rents, Money or other items of Gross Revenue that Borrower is not required by this Agreement to deposit in the Collection Account, the Cash Collateral Account or the Security Deposit Account, together with such other documents and materials relating to such Rents, Money or other items of Gross Revenue as Lender requests in Lender's discretion.

                       (ix) Borrower shall provide Lender with updated information (satisfactory to Lender in Lender's discretion) concerning the Basic Carrying Costs for the next succeeding Fiscal Year prior to the termination of each Fiscal Year.

                        (x) Borrower shall furnish to Lender such other financial information with respect to Borrower, the Subsequent Operator or Manager as Lender may, from time to time request (including, without limitation, in the case of a defeasance pursuant to Section 2.10, a review
                                                          ------- ----
      by a third party acceptable to Lender, of the calculations required to be made pursuant to Section 2.10).
                       ------- ----

                       (xi) Borrower shall furnish or shall cause to be furnished to Lender, within fifteen (15) days of the receipt by Borrower, the Subsequent Operator or Manager any and all notices (regardless of form) from any licensing and/or certifying agency that any License of any Facility or the Medicare or Medicaid certification of any Facility is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend any License or certification;

                      (xii) Borrower shall furnish or shall cause to be furnished to Lender, within fifteen (15) Business Days of the date of the required filing of cost reports for each Facility with the Medicaid agency or the date of actual filing of such cost report of such Facility with such agency, whichever is earlier, a complete and accurate copy of the annual Medicaid cost report for each Facility, which will be prepared by a certified public accountant or by an experienced cost report preparer acceptable to Lender, and promptly furnish Lender any amendments filed with respect to such reports and all responses, audit reports or inquiries with respect to such reports; and

                     (xiii)   Borrower shall furnish to Lender, within fifteen
      (15) Business Days of receipt, a copy of any Medicare, Medicaid or other licensing agency survey or report and any statement of deficiencies, and within the time period required by the particular agency for furnishing a plan of correction also shall furnish or cause to be furnished to Lender a copy of the plan of correction generated from such survey or report for each Facility, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure or for full participation in Medicare and Medicaid for existing patients or for new patients to be admitted with Medicare or Medicaid coverage, by the date required for cure by such agency (plus extensions granted by such agency).

                 (r)    Conduct of Business.  Borrower shall cause the
                        -------------------
      operation of each Facility to be conducted at all times in a manner consistent with the following:

                     (i) to maintain or cause to be maintained the standard of operations at each Facility at all times at a level necessary to insure a level of quality for each Facility consistent with similar facilities in the same competitive market;

                     (ii) to operate or cause to be operated each Facility in a prudent manner in compliance in all respects with applicable Legal Requirements and Insurance Requirements relating thereto and cause all licenses, Permits, and any other agreements necessary for the continued use and operation of such Facility to remain in effect; and

                     (iii) to maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at each Facility to enable Borrower or the relevant Manager to operate such Facility.

          (s) ERISA.  Borrower shall deliver to Lender as soon as
              -----
possible, and in any event within ten (10) days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Borrower setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA

Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Borrower or an ERISA Affiliate with respect to such event or condition):

                 (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
           Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
           Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the
           Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                 (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Borrower or an ERISA Affiliate to terminate any Plan;

                 (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                 (iv) the complete or partial withdrawal from a Multiemployer Plan by Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                 (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Borrower or any ERISA Affiliate to enforce
           Section 515 of ERISA, which proceeding is not dismissed within thirty
           (30) days;

                 (vi) the adoption of an amendment to any Plan that, pursuant to
           Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; and

                 (vii) the imposition of a lien or a security interest in connection with a Plan.

              (t) Single Purpose Entity.
                  ---------------------

                 (i) Borrower shall at all times be a duly formed and existing Entity and a Single-Purpose Entity and the Subsequent Operator shall at all times be a Single-Purpose Entity.

                 (ii) Each SPE Equity Owner will continue to be a duly formed and existing entity (of the type such SPE Equity Owner was on the Closing Date) in good standing and a Single-Purpose Entity, and Borrower will take no action to cause any SPE Equity Owner not to be so duly formed and existing and in good standing and a Single-Purpose Entity.

                 (iii) Borrower will continue to comply with the provisions of all of its organizational documents, and the laws of the state in which Borrower was formed relating to the Entity.

                 (iv) All customary formalities regarding the Entity existence of Borrower will continue to be observed.

                 (v) Borrower will continue to be adequately capitalized in light of the nature of its business.

              (u) Trade Indebtedness.  Borrower will pay, and cause the
                  ------------------
Subsequent Operator to pay, its trade payables within thirty (30) days of the date incurred, unless Borrower or the Subsequent Operator is in good faith contesting Borrower's or the Subsequent Operator's obligation to pay such trade payables in a manner satisfactory to Lender

(which may include Lender's requirement that Borrower or the Subsequent Operator post security with respect to the contested trade payable).

                 (v) Capital Improvements and Environmental Remediation.
                     --------------------------------------------------
Borrower shall, within six (6) months of the date hereof, perform the repairs and environmental remediation to each Facility itemized on Exhibit C hereto.
                                                           ---------

                 (w) Annual Operating Budgets.  Borrower shall submit to Lender
                     ------------------------
Annual Operating Budgets at those times and in such form and substance as set forth in the definition of "Annual Operating Budget" in this Agreement.

                 (x) Use Specific Covenants.  Borrower shall:
                     ----------------------

                 (1) operate each Facility or cause each Facility to be operated in full compliance with the laws and requirements referred to in
          Section 4.1(b)(al)(i);

                 (2) operate each Facility or cause each Facility to be operated in a manner such that the Licenses shall remain in full force and effect and such that any new or additional License that may, at any time or from time to time, be required pursuant to any Legal Requirements are timely obtained and maintained in full force and effect; and

                 (3) comply or cause each Operator and the Manager to comply with all requirements for participation in Medicare and Medicaid, and shall keep in full force and effect a current provider agreement under Medicare and Medicaid.

                 (y) Permitted License Transfer.  The Borrower, Initial Operator
                     --------------------------
and Manager contemplate that (i) the Licenses to operate the Facility will be transferred to the Subsequent Operator or the Subsequent Operator will obtain the Licenses to operate the Facility and (ii) the Subsequent Operator will enter into a new Operator Lease with the Borrower and the Initial Operator will assign its rights and obligations with respect to the Receivables Financing to the Subsequent Operator. Prior to the transfer of the Licenses, the assignment of the Receivables Financing or the entry into the new Operator Lease with the Subsequent Operator, the Borrower, the Subsequent Operator and Manager must (A) provide Lender with written notice of such proposed transfer together with copies of the proposed documents to effectuate such transactions, (B) the terms of Section 3.3 hereof
                                                            ------- ---
must be complied with and (C) Lender must have approved in writing of such transfers. The transfer described in this Section 5.1(y) shall be deemed a
                                          ------- ------
"Permitted License Transfer" upon compliance with the terms of this

Section.  The date on which all such terms have been complied with is referred
-------
to herein as the "Permitted License Transfer Date."
                  -------------------------------

                 (z) Post-Closing Period.  Borrower shall provide Lender with
                     -------------------
each of the items in Section 3.2 by the termination of the Post-Closing Period.
                     ------- ---
If Borrower fails to do so, such failure shall be an Event of Default hereunder.


                                   ARTICLE VI

                               NEGATIVE COVENANTS
                               ------------------


Section 6.1 Borrower Negative Covenants. Borrower covenants and agrees that,
            ---------------------------
until payment in full of the Indebtedness, it will not do, directly or indirectly, any of the following unless Lender consents thereto in writing:

                 (a) Liens on the Mortgaged Properties.  Incur, create, assume,
                     ---------------------------------
become or be liable in any manner with respect to, or permit to exist, any Lien with respect to any Facility or any portion thereof, except: (i) Liens in favor of Lender, and (ii) the Permitted Encumbrances.

                 (b) Transfer.  Except as expressly permitted by or pursuant to
                     --------
this Agreement or any Mortgage, or except as otherwise approved by Lender in writing in Lender's discretion, allow any Transfer to occur, terminate or modify any Management Agreement (other than in connection with the Permitted License Transfer), or enter into a Management Agreement (other than the Management Agreement in place at the Closing) with respect to any Facility.

                 (c) Other Borrowings.  Incur, except for unsecured trade
                     ----------------
payables incurred in the ordinary course of business relating to the ownership and operation of the Facilities which do not exceed, at any time, for all Facilities, a maximum amount of one percent (1%) of the Loan Amount and are paid within thirty (30) days of the date incurred, create, assume, become or be liable in any manner with respect to Other Borrowings.

                 (d) Change In Business.  Cease to be a Single-Purpose Entity or
                     ------------------
make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

                 (e) Debt Cancellation.  Cancel or otherwise forgive or release
                     -----------------
any material claim or debt owed to Borrower by any Person, except for adequate consideration or in the ordinary course of Borrower's business.

                 (f) Affiliate Transactions.  Enter into, or be a party to, any
                     ----------------------
transaction with an Affiliate of Borrower, except in the ordinary course of business and on terms which are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party, and, if the amount to be paid to the Affiliate pursuant to the transaction or series of related transactions is greater than Fifty Thousand Dollars ($50,000.00) (determined annually on an aggregate basis) fully disclosed to Lender in advance.

                 (g) Creation of Easements.  Create, or permit any Facility or
                     ---------------------
any part thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance. Without limiting the generality of the immediately preceding sentence, Borrower shall not enter into, consent to, grant, amend, modify, restate or supplement any document, instrument or agreement affecting, related to or impacting upon the Facility, the title thereto or any portion or aspect thereof, including, without limitation, any easement, reciprocal easement agreement, or any declaration of easements or covenants.

                 (h) Misapplication of Funds.  Distribute any Rents or Money
                     -----------------------
received from Accounts in violation of the provisions of Section 2.11.
                                                         ------- ----

                 (i) Certain Restrictions.  Enter into any agreement which
                     --------------------
expressly restricts the ability of Borrower to enter into amendments, modifications or waivers of any of the Loan Documents.

          (j)       Issuance of Equity Interests.  Issue or allow to be created
                    ----------------------------
any stocks or shares or shareholder, partnership or membership interests, as applicable, or other ownership interests other than the stocks, shares, shareholder, partnership or membership interests and other ownership interests which are outstanding or exist on the Closing Date or any security or other instrument which by its terms is convertible into or exercisable or exchangeable for stock, shares, shareholder, partnership or membership interests or other ownership interests in Borrower. Borrower shall not allow to be issued or created any stock in Borrower's general partner or managing member, as applicable, other than the stock which is outstanding or existing on the Closing Date or any security or other instrument which by its terms is convertible into or exercisable or exchangeable for any stock in Borrower's general partner or managing member, as applicable.

          (k)       Assignment of Licenses and Permits.  Assign or transfer any
                    ----------------------------------
of its interest in any Permits pertaining to any Facility, or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to any Facility without Lender's prior written consent which consent may be granted or refused in Lender's discretion.

          (l)       Place of Business.  Change its chief executive office or its
                    -----------------
principal place of business or place where its books and records are kept without giving Lender at least thirty (30) days' prior written notice thereof and promptly providing Lender such information as Lender may reasonably request in connection therewith.

          (m)       Use Specific Negative Covenants:  Borrower shall not and
                    -------------------------------
shall not allow any Operator to:

2. transfer any License to any location other than the Facility for which such License was originally issued nor pledge any License as collateral security for any other loan or indebtedness;

          (1) rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of any License for any Facility which rescission, withdrawal, revocation, amendment, modification, supplement or other alteration would have a material affect on any Facility, except as otherwise specifically provided for under the terms hereof;

          (2) amend or otherwise change any Facility's authorized bed capacity and/or the number of beds approved by the DOH which amendment or other change would have a material affect on any Facility;

          (3) replace or transfer all or any part of any Facility's beds to another site or location;

          (4) jeopardize in any manner Borrower's or any Operator's participation with any Third-Party Payors' Programs to which Borrower or such Operator is subject as of the Closing Date;

          (5) other than the pledge by the applicable Operator of the Pledged Receivables as security for the Receivables Financing, pledge any receivables as collateral security for any other loan or indebtedness;

          (6) enter into any patient or resident care agreements with patients or residents or with any other persons which deviate in any material respect from the standard form customarily used at any Facility; or

          (7) change the terms of any of the Third Party Payors' Programs or its normal billing payment or reimbursement policies and procedures with respect thereto (including without limitation the amount and timing of finance charges, fees and write-offs).


                                  ARTICLE VII

                                    DEFAULTS
                                    --------

          Section 7.1  Event of Default.  The occurrence of one or more of the
                       ----------------
following events shall be an "Event of Default" hereunder:
                              ----------------

                 (i) if on any Payment Date the funds in the Debt Service Payment Sub-Account are insufficient to pay the Required Debt Service Payment due on such Payment Date;

                 (ii) if on any Payment Date Borrower fails to pay the Required Debt Service Payment due on such Payment Date;

                 (iii) if Borrower fails to pay the outstanding Indebtedness on the Maturity Date;

                 (iv) if on any Payment Date Borrower fails to pay the Basic Carrying Costs Monthly Installment or the Capital Reserve Monthly Installment due on such Payment Date;

                 (v) if on the date any payment of a Basic Carrying Cost would become delinquent, the funds in the Basic Carrying Costs Sub-Account are insufficient to make such payment;

                 (vi) the occurrence of the events identified elsewhere in the Loan Documents as constituting an "Event of Default" hereunder or thereunder;

                 (vii) a Transfer, unless the prior written consent of Lender is obtained (which consent may be withheld in Lender's discretion);

                 (viii) if Borrower fails to pay any other amount payable pursuant to this Agreement or any other Loan Document when due and payable in accordance with the provisions hereof or thereof, as the case may be;

                 (ix) if any representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other Instrument, agreement or document furnished by Borrower in connection with this Agreement, the Note or any other Loan Document executed and delivered by Borrower, shall be false in any material respect as of the date such representation or warranty was made or remade;

                 (x) if Borrower, any of Borrower's partners or members, as applicable, or any SPE Equity Owner makes an assignment for the benefit of creditors;

                 (xi) if a receiver, liquidator or trustee shall be appointed for Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner or if Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner shall be adjudicated as bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner or if any proceeding for the dissolution or liquidation of Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner shall be instituted; provided, however, that
                                                         --------  -------  ----
if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner as the case may be, upon the same not being discharged, stayed or dismissed within ninety (90) days; or if Borrower, any of Borrower's partners, members or shareholders, as applicable, or any SPE Equity Owner shall generally not be paying its debts as they become due;

                 (xii) if Borrower attempts to delegate its obligations or assign its rights under this Agreement, any of the other Loan Documents or any interest herein or therein, except as otherwise specifically permitted hereunder;

                 (xiii) if any provision of any organizational document of Borrower or any SPE Equity Owner is amended or modified in any respect, or if Borrower, any SPE Equity Owner or any of their respective partners, members, or shareholders as applicable, fails to perform or enforce the provisions of such organizational documents or attempts to dissolve Borrower or any SPE Equity Owner; or if Borrower or any SPE Equity Owner or any of their respective partners, members or shareholders, as applicable, breaches any of the covenants set forth in Sections 5.1(t), or 6.1(d);
             ---------------     ------

                 (xiv) if Borrower fails to (A) notify Lender of the occurrence of a Default under any of the Loan Documents within ten (10) days of the day on which Borrower first has knowledge of such Default or (B) give any notice due to any Person under any Loan Document (a) within two (2) days after such notice was due or (b) in accordance with the applicable procedural requirements set forth in the Loan Documents;

                 (xv) if an event or condition specified in Section 5.1(s)
                                                            ------- ------
shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any ERISA Affiliate shall incur or in the opinion of Lender shall be reasonably likely to incur a liability to a Plan, a

Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of Lender, a Material Adverse Effect;

                 (xvi) except as permitted by this Agreement, if without Lender's prior written consent (A) any Manager resigns or is removed, (B) the management or control of such Manager is transferred or (C) any Management Agreement is entered into for any Facility or (D) there is any change in or termination of any Management Agreement for any Facility;

                 (xvii) if Borrower shall be in default under any of the other obligations, agreements, undertakings, terms, covenants, provisions or conditions of this Agreement, the Note, the Mortgage or the other Loan Documents, not otherwise referred to in this Section 7.1, for ten (10) days
                                             ------- ---
after written notice to Borrower from Lender or its successors or assigns, in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after written notice from Lender or its successors or assigns, in the case of any other default (unless otherwise provided herein or in such other Loan Document); provided, however, that if such non-monetary
                              --------  -------
default under this subparagraph is susceptible of cure but cannot reasonably be
                   ------------
cured within such thirty (30) day period and provided further that Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty
(30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such default, but in no event shall such period exceed ninety (90) days after the original notice from Lender;

                 (xviii) if any Event of Default occurs (as to any party) under any Operating Lease (subject to any applicable notice and cure periods required under such Operating Lease);

                 (xix) if Borrower shall fail to correct, within the time deadlines set by any Medicare, Medicaid, health, reimbursement, licensing or similar agency, any deficiency that justifies either of the following actions by such agency with respect to the Facility and such agency commences either of the following actions:

                         (i) a termination of any Medicare contract, Medicaid
                    contract or License;

                         (ii) a ban on new admissions generally or on admission
                    of patients otherwise qualifying for Medicaid or Medicare coverage;

                 (xx) if any Facility is assessed material fines or penalties (as distinguished from establishment of standard settlement accounts) by any state or any Medicare, Medicaid, health, reimbursement, licensing or similar agency having jurisdiction over Borrower, any Operator or such Facility;

                 (xxi) any default or event of default under the Receivables Loan Agreement or any of the other documents evidencing or executed in connection with the Receivables Financing which is not cured within any applicable cure period;

                 (xxii) if Borrower fails to deliver each of the items described in Section 3.2 hereof by the termination of the Post-Closing Period;
             ------- ---
and

                 (xxiii) if any Operator Lease, License or Receivables Financing is transferred without compliance with the terms of Section 5.1(y).
                                                    ------- ------

          Section 7.2 Remedies.  (a)  Upon the occurrence of an Event of
                      --------
Default, all or any one or more of the rights, powers and other remedies available to Lender against Borrower under this Agreement, the Note, the Mortgages or any of the other Loan Documents, or at law or in equity may be exercised by Lender at any time and from time to time (including, without limitation, the right to accelerate and declare the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Borrower to be immediately due and payable), without notice or demand, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Facility or all or any portion of the Collateral. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Notwithstanding anything contained to the contrary herein, the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance

Premium and any other amounts owing by Borrower shall be accelerated and immediately due and payable, without any election by Lender upon the occurrence of an Event of Default described in Section 7.1(x) or Section 7.1(xi).
                                    --------------    ---------------
Notwithstanding that this Agreement may refer to a continuing Event of Default, and without limiting Borrower's right to cure a Default which may, with the passage of time, become an Event of Default, Borrower shall have no right pursuant to this Agreement to cure any Event of Default unless this Agreement is amended by Borrower and Lender in writing.

          Section 7.3 Remedies Cumulative.  The rights, powers and remedies of
                      -------------------
Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents executed by or with respect to Borrower, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Any and all of Lender's rights with respect to the Collateral shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) the release or substitution of Collateral at any time, or of any rights or interest therein or (ii) any delay, extension of time, renewal, compromise or other indulgence granted by Lender in the event of any Default or Event of Default with respect to the Collateral or otherwise hereunder. Notwithstanding any other provision of this Agreement, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of any Mortgage on a related Facility, to the extent necessary to foreclose on other parts of the Mortgaged Property and/or Mortgaged Properties.

          Section 7.4 Lender's Right to Perform.  If Borrower fails to perform
                      -------------------------
any covenant or obligation contained herein and such failure shall continue for a period of (5) five Business Days after the Borrower's receipt of written notice thereof from Lender, without in any way limiting Section 7.1 hereof,
                                                        ------- ---
Lender may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Borrower to Lender upon demand.

Notwithstanding the foregoing, Lender shall have no obligation to send notice to Borrower of any such failure.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          Section 8.1 Survival.  Subject to Section 4.2, this Agreement and all
                      --------              ------- ---
covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the execution and delivery by Borrower to Lender of the Note, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note, the Mortgages and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

          Section 8.2 Lender's Discretion.  Whenever pursuant to this Agreement
                      -------------------
or any other Loan Document, Lender exercises any right, option or election given to Lender to approve or disapprove, or consent or withhold consent, or any arrangement or term is to be satisfactory to Lender or is to be in Lender's discretion, the decision of Lender to approve or disapprove, consent or withhold consent, or to decide whether arrangements or terms are satisfactory or not satisfactory or acceptable or not acceptable to Lender in Lender's discretion, shall (except as is otherwise specifically herein provided) be in the sole and absolute discretion of Lender.

          Section 8.3 Governing Law.  (a)  The proceeds of the Note delivered
                      -------------
pursuant hereto were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limitation, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to (S) 5-1401 of the New York General Obligations Law.

          (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION IN WHICH ANY COLLATERAL IS LOCATED, AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CSC NETWORKS, 500 CENTRAL AVENUE, ALBANY, NEW YORK 12206-2209, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS (OR AT SUCH OTHER OFFICE AS MAY BE DESIGNATED BY BORROWER FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) WITH A COPY TO BORROWER AT ITS PRINCIPAL EXECUTIVE OFFICES, ATTENTION: GENERAL COUNSEL AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          Section 8.4 Modification, Waiver in Writing.   No modification,
                      -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note or any other Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          Section 8.5 Delay Not a Waiver.  Neither any failure nor any delay on
                      ------------------
the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 8.6 Notices.  All notices, consents, approvals and requests
                      -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a),
(b) or (c) above, addressed if to Lender at its address set forth on the first page hereof, and if to Borrower at its designated address set forth on the first page hereof, or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 8.6. A copy of
                                                        ------- ---
all notices, consents, approvals and requests directed to Lender shall be delivered concurrently to each of the following: Dechert Price & Rhoads, 1717 Arch Street, 4000 Bell Atlantic Tower, Philadelphia, PA 19103, Attention:
Joseph B. Heil, Esquire, Telefax Number 215/994-2222; Raymond Anthony, Two World Financial Center, Building B, New York, New

York 10281-1198, Telefax Number (212) 667-1666; Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Sheryl McAfee, Telefax Number
(212) 667-1022; and Two World Financial Center, Building B, New York, NY 10281-1198, Attention: Barry Funt, General Counsel, Telefax Number (212) 667-1206. A copy of all notices, consents, approvals and requests directed to Borrower shall be delivered concurrently to each of the following: Gilchrist & Rutter, 1299 Ocean Avenue, Suite 900, Santa Monica, CA 90401, Attention: James R. Andrews, Esq., Telefax Number (310) 394-4700. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery; (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day; or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section 8.6. A party
                                                         -----------
receiving a notice which does not comply with the technical requirements for notice under this Section 8.6 may elect to waive any deficiencies and treat the
                  -----------
notice as having been properly given.

          SECTION 8.7 TRIAL BY JURY. BORROWER AND LENDER, TO THE FULLEST EXTENT
                      -------------
THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

          Section 8.8 Headings.  The Article and Section headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 8.9 Assignment.  Lender shall have the right to assign in
                      ----------
whole or in part this Agreement and/or any of the other Loan Documents and the obligations hereunder or thereunder to any Person and to participate all or any portion of the Loan evidenced hereby, including without limitation, any servicer or trustee in connection with a Securitization. Lender shall provide Borrower with written notice of any such assignment; provided, however, that such notice
                                            --------  -------
shall not be a condition of Lender's right to assign this Agreement and/or any of the Loan Documents and the failure to deliver such notice shall not constitute a default under this Loan Agreement.

          Section 8.10 Severability.  Wherever possible, each provision of this
                       -------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.11 Preferences.  Lender shall have no obligation to marshal
                       -----------
any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          Section 8.12 Waiver of Notice.  Borrower shall not be entitled to any
                       -----------------
notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Borrower.

          Section 8.13 Remedies of Borrower.  In the event that a claim or
                       --------------------
adjudication is made that Lender or its agents, has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Mortgages or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          Section 8.14 Exculpation. Except as otherwise set forth in this
                       -----------
Section 8.14 and Section 4.2 to the contrary, from and after the date on which
------------     -----------
the Difference and any applicable hedging or interest rate management breakage costs incurred by Lender on the Stabilization Date Payment Date, if any, is paid to Lender pursuant to Section 8.32(c), Lender shall not enforce the liability
                      ---------------
and obligation of Borrower to perform and observe the obligations contained in this Agreement, the Note, the Mortgages or any of the other Loan Documents executed and delivered by Borrower except that Lender may pursue any power of sale, bring a foreclosure action, action for specific performance, action for money judgment, or other appropriate action or proceeding (including, without limitation, to obtain a deficiency judgment) against Borrower or any other Person solely for the purpose of enabling Lender to realize upon (a) the Collateral, and (b) the Rents and Accounts arising from any Facility to the extent (x) received by Borrower, any Operator or any Manager (or any of their affiliates), after the occurrence of an Event of Default or (y) distributed to Borrower, any Operator or any Manager, or their respective shareholders, or partners or members, as applicable, or affiliates during or with respect to any period for which Lender did not receive the full amounts it was entitled to receive as prepayments of the Loan pursuant to Section 2.6, 2.11 (all Rents and
                                               -----------  ----
Accounts covered by clauses (x) and (y) being hereinafter referred to as the
                    -----------     ---
"Recourse Distributions") and (c)) any other collateral given to Lender under
 ----------------------
the Loan Documents ((a), (b), and (c) collectively, the "Default Collateral");
                                                         ------------------
provided, however, that any judgment in any such action or proceeding shall be
--------  -------  ----
enforceable only to the extent of any such Default Collateral. The provisions of this Section 8.14 shall not, however, (a) impair the validity of the
     ------- ----
Indebtedness evidenced by the Loan Documents or in any way affect or impair the Liens of the Mortgages or any of the other Loan Documents or the right of Lender to foreclose the Mortgages following an Event of Default; (b) impair the right of Lender to name any Person as a party defendant in any action or suit for judicial foreclosure and sale under any of the Mortgages; (c) affect the validity or enforceability of the Note, the Mortgages or the other Loan Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the right of Lender to bring suit for any damages, losses, expenses, liabilities or costs resulting from fraud, material misrepresentation, intentional misrepresentation, physical waste of all or any portion of any Facility, or wrongful removal or disposal of all or any portion of any Facility by any Person in connection with this Agreement, the Note, the Mortgages or the other Loan Documents; (f) impair the right of Lender to obtain the Recourse Distributions received by any Person; (g) impair the right of Lender to bring suit with respect to any misappropriation of security deposits or Rents collected more than one (1) month in advance; (h) impair the right of Lender to obtain Insurance Proceeds or Condemnation Proceeds due to Lender pursuant to the Mortgage; (i) impair the right of Lender to enforce the provisions of Sections 4.1(v) or 5.1(d) through
                                             --------------     ------
5.1(i), inclusive of this Agreement, Section 2.8 of the Mortgage or the
------                               -----------
Environmental Guaranty even after repayment in full by Borrower of the Indebtedness; (j) prevent or in any way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the Collateral securing the Note as provided in the Loan Documents; (k) impair the right of Lender to bring suit with respect to any misapplication of any funds; or (l) impair the right of Lender to sue for, seek or demand a deficiency judgment against any Person solely for the purpose of foreclosing the Mortgaged Properties or any part thereof, or realizing upon the Default Collateral; provided, however, that
                                                        --------  -------  ----
any such deficiency judgment referred to in this clause (l) shall be enforceable
                                                 ----------
only to the extent of any of the Default Collateral. The provisions of this Section shall be inapplicable to any Person if (i) any petition for bankruptcy,
-------
reorganization or arrangement pursuant to federal or state law against Borrower shall be filed by or against Borrower or consented to or acquiesced to by Borrower, (ii) if Borrower shall institute any proceeding for the dissolution or liquidation of Borrower, (iii) if Borrower shall make an assignment for the benefit of creditors or (iv) if Borrower shall breach the representation and warranty in Section 4.1(aa). Prior to the date on which the Difference and any
            ---------------
applicable hedging or interest rate management brokerage costs incurred by Lender on the Stabilization Payment Date is paid to Lender, Lender's judgment in any action or proceeding shall not be limited to the Default Collateral and the Loan shall be fully recourse to the Borrower, its shareholders, members and partners and their respective shareholders, members and partners, and the Parent.

          Section 8.15 Exhibits Incorporated.  The information set forth on the
                       ---------------------
cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 8.16 Offsets, Counterclaims and Defenses.  Any assignee of
                       -----------------------------------
Lender's interest in and to this Agreement, the Note, the Mortgages and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan, this Agreement, the Note, the Mortgages and the other Loan Documents which Borrower may otherwise have against any assignor, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement, the Note, the Mortgages and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          Section 8.17 No Joint Venture or Partnership.  Borrower and Lender
                       -------------------------------
intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

          Section 8.18 Waiver of Marshalling of Assets Defense.  To the fullest
                       ---------------------------------------
extent that Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, and others with interests in Borrower, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of any Facility for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender or Deed of Trust Trustee to the payment of the Indebtedness in preference to every other claimant whatsoever.

          Section 8.19 Waiver of Counterclaim.  Borrower hereby waives the right
                       ----------------------
to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against Borrower by Lender or Lender's agents.

          Section 8.20 Conflict; Construction of Documents.  In the event of any
                       -----------------------------------
conflict between the provisions of this Agreement and the provisions of the Note, the Mortgages or any of the other Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

          Section 8.21 Brokers and Financial Advisors. Borrower and Lender
                       ------------------------------
hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person, that such Person acted on behalf of Borrower in connection with the transactions contemplated herein. The provisions of this Section
                                                                  -------
shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

          Section 8.22 Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 8.23 Estoppel Certificates.  Borrower and Lender each hereby
                       ---------------------
agree at any time and from time to time upon not less than fifteen (15) days prior written notice by Borrower or Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the knowledge of such certifying party, any Default or Event of Default has occurred, and, if so, specifying each such Default or Event of Default; provided, however, that it
                                                      --------  -------  ----
shall be a condition precedent to Lender's obligation to deliver the statement pursuant to this Section, that Lender shall have received, together with
                 -------
Borrower's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

          Section 8.24 Payment of Expenses.  Borrower shall, whether or not the
                       -------------------
Transactions are consummated, pay all Transaction Costs, which shall include, without limitation, reasonable out-of-pocket fees, costs, expenses, and disbursements of Lender and its attorneys, local counsel, accountants and other contractors in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of Lender's Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches and filing and recording fees, intangibles taxes, personal property taxes, mortgage recording taxes, due diligence expenses, travel expenses, accounting firm fees, costs of the Appraisals, Environmental Reports (and an environmental consultant), Surveys and the Engineering Reports), (iii) the negotiation, preparation, execution and delivery of any amendment, waiver or consent relating to any of the Loan Documents, and (iv) the preservation of rights under and enforcement of the Loan Documents and the documents and instruments referred to therein, including any restructuring or rescheduling of the Indebtedness.

          Section 8.25 Bankruptcy Waiver.  Borrower hereby agrees that, in
                       -----------------
consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, if Borrower (i) files with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) is the subject of any order for relief issued under Title 11 of the U.S. Code, as amended, (iii) files or is the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or law relating to bankruptcy, insolvency or other relief of debtors, (iv) has sought or consents to or acquiesces in the appointment of any trustee, receiver, conservator or liquidator or (v) is the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, the automatic stay provided by the Federal Bankruptcy Code shall be modified and annulled as to Lender, so as to permit Lender to exercise any and all of its rights and remedies, upon request of Lender made on notice to Borrower and any other party in interest but without the need of further proof or hearing. Neither Borrower nor any Affiliate of Borrower shall contest the enforceability of this Section.
        -------

          Section 8.26 Entire Agreement.   This Agreement, together with the
                       ----------------
Exhibits hereto and the other Loan Documents constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement, the Exhibits hereto and the other Loan Documents and supersedes all prior agreements, understandings and negotiations between the parties.

          Section 8.27 Dissemination of Information. If Lender determines at any
                       ----------------------------
time to sell, transfer or assign the Note, this Loan Agreement and any other Loan Document and any or all servicing rights with respect thereto, or to grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such securities (collectively, the "Investor") or any Rating Agency rating such securities and each prospective
     --------
Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan, Borrower, any guarantor, any indemnitor and any Facility, which shall have been furnished by Borrower, any guarantor, any indemnitor, or any party to any

Loan Document, or otherwise furnished in connection with the Loan, as Lender in its discretion determines necessary or desirable.

          Section 8.28 Limitation of Interest.  It is the intention of Borrower
                       ----------------------
and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any Loan Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under any Loan Document or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to principal by Lender (or if the Loan shall have been paid in full, refunded to Borrower); and (ii) in the event that maturity of the Loan is accelerated by reason of an election by Lender resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount of interest allowed by applicable law, and any interest in excess of the maximum amount of interest allowed by applicable law, if any, provided for in the Loan Documents or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to principal (or if the principal portion of the Loan and any other amounts not constituting interest shall have been paid in full, refunded to Borrower.)

          In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount allowed by applicable law, Lender shall, to the maximum extent permitted under applicable law (a) exclude voluntary prepayments and the effects thereof, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout the entire term of the Loan; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the maximum amount allowed by applicable law, Lender shall refund to Borrower the amount of such excess, and in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum amount allowed by applicable law.

          Section 8.29 Indemnification.  Borrower shall indemnify and hold
                       ---------------
Lender and each of its affiliates and their respective successors and assigns (including their respective officers, directors, partners, employees, attorneys, accountants, professionals and agents and each other person, if any, controlling Lender or any of its affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended) (each, including Lender, an "Indemnified Party") harmless against any and all losses, claims,
            -----------------
damages, costs, expenses (including the fees and disbursements of outside counsel retained by any such person) or liabilities in connection with, arising out of or as a result of the transactions and matters referred to or contemplated by this Agreement, except to the extent that it is finally judicially determined that any such loss, claim, damage, cost, expense or liability resulted directly and solely from the fraud or willful misconduct of such Indemnified Party. If any Indemnified Party becomes involved in any action, proceeding or investigation in connection with any transaction or matter referred to or contemplated in this Agreement, Borrower shall periodically reimburse any Indemnified Party upon demand therefor in an amount equal to its reasonable legal and other expenses (including the costs of any investigation and preparation) incurred in connection therewith to the extent such legal or other expenses are the subject of indemnification hereunder.

          Section 8.30 Borrower Acknowledgments. Borrower hereby acknowledges to
                       ------------------------
and agrees with Lender that (i) the scope of Lender's business is wide and includes, but is not limited to, financing, real estate financing, investment in real estate and other real estate transactions which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates and (ii) Borrower has been represented by competent legal counsel and Borrower has consulted with such counsel prior to executing this Loan Agreement and of the other Loan Documents.

          Section 8.31 Publicity.  Lender shall have the right to issue press
                       ---------
releases, advertisements and other promotional materials describing Lender's participation in the origination of the Loan or the Loan's inclusion in any Securitization effectuated or to be effectuated by Lender.

            Section 8.32 Recalculation of Loan Amount.
                         ----------------------------

          (a) On the Stabilization Date, Lender shall calculate a new loan amount for the Principal Indebtedness then outstanding (the "Recalculated Loan
                                                             -----------------
Amount") utilizing an underwriting cash flow methodology (calculated by Lender
------
in Lender's discretion, including without limitation, adjusting for any financing costs in connection with any receivables financing) based upon the Underwriting NOI Criteria and a debt service constant equal to the greater of the actual constant and ten and forty eight one hundredths percent

(10.48%) and a minimum Debt Service Coverage Ratio (calculated by Lender in Lender's sole discretion) of 1.40:1; provided, however, if a Default or an Event
                                     --------  -------
of Default has occurred, Lender shall have the right but not the obligation to calculate a new loan amount; and provided, further, Lender's obligation to
                                 --------  -------
calculate a new loan amount is subject to completion of Lender's due diligence and delivery to Lender of those items described in Article III.

          (b) If the Recalculated Loan Amount is greater than the Stabilization Date Loan Amount, then, provided that (i) no Default or Event of Default has occurred and (ii) Lender determines in its discretion that Borrower has as of the Stabilization Date (or the Stabilization Date Payment Date, as applicable), satisfied all of the other conditions precedent set forth in Article III and all
                                                             -----------
other terms and conditions of this Agreement, the amount of the Loan shall be the Stabilization Date Loan Amount.

          (c) If the Recalculated Loan Amount is less than the Stabilization Date Loan Amount (the excess of the Stabilization Date Loan Amount over the Recalculated Loan Amount, the "Difference"), then Borrower shall prepay on the
                               ----------
Stabilization Date Payment Date the Difference. Borrower shall also pay to Lender on the Stabilization Date Payment Date the any hedging or interest rate management breakage costs incurred by Lender. Any failure by Borrower to pay Lender the Difference and the applicable hedging or interest rate management breakage costs incurred by Lender on the Stabilization Date Payment Date shall constitute an immediate Event of Default.

          (d) All prepayments made pursuant to this Section shall be applied
                                                    -------
in accordance with the provisions of Section 2.7.
                                     ------- ---

          (e) Any failure by Borrower to provide all annual financial information that Borrower is required to provide pursuant to Section 5.1(q) when
                                                             ------- ------
due shall constitute an immediate Event of Default. Any failure by Borrower to provide any other information requested by Lender in connection with the recalculation of the Loan amount pursuant to this Section within two (2)
                                                  -------
Business Days after request therefor (provided that Borrower could reasonably provide such information within such period) shall constitute an immediate Event of Default.

          (f) In the event the Pending Medicare/Medicaid Audit (as defined in

Section 4.1(al)(ix)) is not resolved by the Stabilization Date, Borrower agrees
------- -----------
to establish such
reserves (in addition to the Reserve Bank Account (as defined in the Side Letter)) as Lender requests in its sole discretion.

            Section 8.33 Cross Collateralization.  Without limitation to any
                         -----------------------
other right or remedy provided to Lender in this Agreement or any of the other Loan Documents, Borrower acknowledges and agrees that, to the full extent permitted under applicable law, upon the occurrence of an Event of Default (i) Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its sole and absolute discretion, shall determine from time to time,
(ii) Lender is not required to either marshall assets, sell Collateral in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any Collateral will not impede Lender from subsequently or simultaneously exercising remedies against any other Collateral, (iv) all Liens and other rights, remedies and privileges provided to Lender in this Agreement and in the other Loan Documents or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral and all Collateral has been foreclosed, sold and/or otherwise realized upon and (v) each Facility shall be security for the performance of all of Borrower's obligations hereunder.

          Section 8.34 REIT Status.  Notwithstanding any provision of this
                       -----------
Agreement, it is understood that the Borrower is a real estate investment trust, not an operating company, and will not receive operating income from the Facilities.


                      [Signatures on the following pages]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              LENDER:

                              NOMURA ASSET CAPITAL CORPORATION, a
                              Delaware corporation


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

                              BORROWER:

                              G&L HAMPDEN, LLC, a Delaware limited
                              liability company
                         By:  G&L Hampden, Inc., a
                    Delaware corporation,
               its general partner

                                    By: /s/ Mark H. Hamermesh
                                       ______________________
                                         Mark H. Hamermesh
                                         Senior Vice President

                                   EXHIBIT A

                         Operating Expense Certificate


Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281-1198
Attention: Raymond M. Anthony

          Re: Loan Agreement (the "Loan Agreement") dated as of _____________, 1997 between G&L Hampden, LLC ("Borrower") and Nomura Asset Capital Corporation (together with its successors and assigns
               -------------------------------------------------------------
               "Lender")
               ---------


Ladies and Gentlemen:

          This certificate is delivered in accordance with Section 2.11(f) of
                                                           ------- -------
the Loan Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Borrower hereby certifies that the Operating Expenses for the Interest Accrual Period from ______________, ____ to ______________, ____ are
______________________ Dollars ($_________) and that such Operating Expenses are equal to or less than the Operating Expenses for such period set forth on the Operating Budget.


                                     G&L HAMPDEN, LLC, a Delaware limited
                                     liability company

                              By: G&L Hampden, Inc., a
        Delaware corporation


                              By:   ______________________
                                    Mark H. Hamermesh
                                    Senior Vice President

                                   EXHIBIT B

                             Additional Definitions


Base Adjusted NOI                         $1,800,000.00

Initial Basic Carrying Costs Amount       $        0.00

Initial Capital Reserve Amount            $  400,000.00

Allocated Loan Amounts

                    Chestnut Hill         $3,272,727.00
                    Mary Lyons            $1,090,909.00
                    Rivedale Gardens      $1,636,364.00

                                   EXHIBIT C

      Capital Improvement and Repair and Environmental Remediation Exhibit

                           [Intentionally left blank]

                                   EXHIBIT D

                           Underwriting NOI Criteria


          At the Stabilization Date, Lender shall determine the Adjusted Net Operating Income of the Facility (as determined in accordance with the terms of this Exhibit) on a trailing 12-month basis (based on the consecutive 12-month
     -------
period ending in the month immediately preceding the Closing Date for which detailed financial information is available).

          Adjusted Net Operating Income will be calculated based on the revenues based on the trailing twelve (12) month period subject to adjustments for:

          a. all Operating Expenses, including without limitation, a management fee equal to the greater of actual management fees or five percent (5.0%) of total revenues;

          b. a reserve for capital expenditures and capital replacements equal to at least $250 per bed (or such greater amount as shall be indicated in the independent engineering reports);

          c. an adjustment for a vacancy allowance at the market vacancy rate (but no less than five (5%)) if actual vacancy is less than market or five percent (5%);

          d.    reserves for Basic Carrying Costs and Capital Expenses;

          e. verification of all sources of other income to determine whether such income is recurring; and

          f. any other factors or matters that may have an impact on the Adjusted Net Operating Income.

          The expenses will be based on the trailing twelve (12) month period preceding the Closing Date for which full operating statements are available as adjusted for any items that are non-recurring or not supported by historical statements and for anticipated increases.

          In determining Adjusted Net Operating Income, all pro forma adjustments to revenue and expenses shall be approved by Lender in Lender's discretion and shall be subject to Lender's full due diligence.

          The above underwriting assumes that there is no material adverse change anticipated in the operations of the Facility or in the Adjusted Net Operating Income of the Facility from the Closing Date to and including the Stabilization Date.

          Other adjustments as determined by Lender in its discretion consistent with its due diligence findings and prevailing market conditions.

          All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                              Schedule 4.1(al)(ix)

                                     Audits

Audit relating to the calendar years 1988 and 1989 and claims by Medicare/Medicaid Payors that the licensee of the Facility was overpaid in such years as follows: (i) Chestnut Hill - $345,000, (ii) Mary Lyons - $390,000 and
(iii) Riverdale Gardens - $470,000.